                                                                    EXHIBIT 99.4

                      CONVERSION VALUATION REPORT UPDATE


                        ------------------------------


                         Valued as of August 31, 1998


                          NORTHFIELD FEDERAL SAVINGS
                              Baltimore, Maryland


                                 Prepared By:


                              Ferguson & Company
                                   Suite 305
                           860 West Airport Freeway
                              Hurst, Texas  76054
                                 817/577-9558

[LETTERHEAD OF FERGUSON AND COMPANY]


                               SEPTEMBER 1, 1998



BOARD OF DIRECTORS
NORTHFIELD FEDERAL SAVINGS
8005 HARFORD ROAD
BALTIMORE, MARYLAND 21234

DEAR DIRECTORS:

  We have completed and hereby provide, as of August 31, 1998, an updated independent appraisal of the estimated pro forma market value of Northfield Federal Savings, Baltimore, Maryland ("Northfield" or the "Bank"), in connection with the conversion of Northfield from the mutual to stock form of organization ("Conversion"). This appraisal report update is being issued as a result of significant changes in the market since the date of our last appraisal report, which was as of July 24, 1998. Our original appraisal report, dated February 27, 1998, and our last appraisal update, dated July 24, 1998, are incorporated herein by reference.

  In preparing this appraisal update, we reviewed our original appraisal and update and the Form AC, including the proxy statement. We considered, among other items, recent developments in stock market conditions and available financial information on Northfield. In addition, where appropriate, we considered information based on other available published sources that we believe is reliable; however, we cannot guarantee the accuracy or completeness of such information.

  Our appraisal update is based on the Bank's representation that the information in the application for conversion and additional evidence furnished us by the Bank are accurate and complete. We did not independently verify the financial statements and other information furnished by the Bank, nor did we independently value its assets and liabilities. The appraisal update considers the Bank as a going concern and should not be considered as an indication of its liquidation value.

  Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of common stock in the conversion. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to sell such shares at prices related to the foregoing estimate of the Bank's pro forma market value. Ferguson & Company ("F&C") is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by F&C shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

BOARD OF DIRECTORS
SEPTEMBER 1, 1998
PAGE 2

RECENT FINANCIAL PERFORMANCE
----------------------------

  The Bank has a December 31 fiscal year. The original Form AC has December 31, 1997, audited financial statements and no unaudited financial statements. Our original appraisal of February 27, 1998, was based on December 31, 1997, financial statements. The most recent Form AC update has June 30, 1998 and June 30, 1997, unaudited financial statements. Our update as of July 24, 1998, utilized the June 30, 1998, financial information. This appraisal update also utilizes the year ended June 30, 1998, for appraisal income purposes. Appraisal earnings for the year ended June 30, 1998, were $312,000.

GENERAL
-------

  Since our last update as of July 24, 1998, the overall thrift equity market has shown significant downward movement in value. Exhibit I shows the movement of the SNL Thrift index from December 31, 1997, to August 31, 1998, the date of this update. The table shows that the index decreased by 27.4% from July 24, 1998 to August 31, 1998, the current update period. The general level of interest rates has decreased slightly during the update period (see Exhibit II). There have been no Federal Reserve Board adjustments to rates during the update period.

  Exhibit III provides information on thrift conversions completed since February 28, 1998. Seven of the twelve thrifts have increased in value since conversion. Three have decreased in value and two have experienced no change. The thrifts have averaged an increase of 15.4%, with a median increase of 5.3%. Individual changes have ranged from a decrease of 16.3% to an increase of 85.0%. Short term price increases have occurred as follows: One day--average 51.3%, median 50.0%; one week--average 55.4%, median 51.6%; and one month--average 53.7%, median 52.5%. Interestingly, all twelve were selling for less on August 31, 1998, than they closed for on their first day of trading.

  Exhibit IV provides information on pink sheet thrift conversions completed since August 31, 1997. Nine of the thirteen thrifts have increased in value since conversion. Two have decreased in value and two have experienced no change. The pink sheet thrifts have averaged an increase of 9.0%, with a median increase of 10.0%. Individual changes have ranged from a decrease of 6.9% to an increase of 35.0%. Short term price increases have occurred as follows: One day--average 34.8%, median 32.8%; one week--average 33.4%, median 31.2%; and one month--average 35.6%, median 40.0%. Twelve of the thirteen were selling for less on August 31, 1998, than they closed for on their first day of trading.

  The group of comparative institutions, which is included in Exhibit VI, experienced an average decrease in per share value of 14.7% and a median decrease in per share value of 11.3% during the update period, with six decreasing in value, two increasing in value, and one experiencing no change in value (after adjusting for Scotland Bancorp, which entered into a merger agreement between the July 24, 1998, update and the current update).

  During recent months, conversions have experienced dramatic first day increases. However, those completed since the end of June 1998 have not fared nearly as well.

BOARD OF DIRECTORS
SEPTEMBER 1, 1998
PAGE 3

VALUATION APPROACH
------------------

  Table VII indicates the pro forma market valuation of Northfield versus the comparative group and all publicly held thrifts. Pro forma pricing ratios for Northfield are based on the financial information shown in Exhibit IX. Pro forma earnings are based on currently available interest rates and pro forma assets and book value information are taken from the June 30, 1998, financial data included in the offering circular.

  At the $3,800,000 midpoint of the range, Northfield is valued at 63.0% of pro forma book value, representing a discount of 43.2% from the mean and 36.9% from the median of the comparative group. The midpoint price is 10.1 times pro forma earnings, representing a discount of 56.5% from the mean and 54.3% from the median of the comparative group.

  As compared to all publicly held thrifts, at the midpoint of the range, Northfield's price earnings ratio represents a discount of 42.6% from the mean and 37.7% from the median. Northfield's value of 63.0% of pro forma book value is well below the mean of 133.2% and median of 120.2% of all publicly held thrifts.

  As compared to thrift conversions completed within the past six months (see
Exhibit III), Northfield's price to pro forma book of 63.0% represents an 18.2% discount from the mean and a discount of 18.7% from the median. And its price earnings ratio of 10.1 represents a 41.3% discount from the mean and a 42.3% discount from the median.

  As compared to pink sheet thrift conversions completed within the past twelve months (see Exhibit IV), Northfield's price to pro forma book of 63.0% represents a 14.3% discount from the mean and a discount of 14.5% from the median. And its price earnings ratio of 10.1 represents a 45.4% discount from the mean and a 42.6% discount from the median.

  At the supermaximum, Northfield's price to pro forma book ratio of 70.9% represents a discount of 7.9% from the mean and 8.5% from the median of major exchange conversions completed since February 28, 1998. Northfield's pro forma price to book of 70.9% represents a discount of 3.5% from the mean and 3.8% from the median of pink sheet conversions completed since August 31, 1997.

CONCLUSION
----------

  In our opinion, Northfield's estimated pro forma market value at August 31, 1998, was $3,800,000, which represented a 15.6% decrease from our most recent appraisal update as of July 24, 1998. The resulting valuation range is $3,230,000 at the minimum to $4,370,000 at the maximum, based on a range of 15% below and 15% above the midpoint valuation. The supermaximum is $5,025,500, based on 1.15 times the maximum. Pro forma comparisons with the comparative group are presented in Exhibit VII based on calculations shown in Exhibit IX.

  During the update period from July 24, 1998, to August 31, 1998, thrift equity markets have shown dramatic declines. Interest rates have decreased slightly during the update period. The SNL Thrift Index decreased 27.4%, the average value of the comparative group decreased 14.7%, and the median value of the comparative group decreased 11.3%. Recent conversions are not experiencing the dramatic first day

BOARD OF DIRECTORS
SEPTEMBER 1, 1998
PAGE 4

increases that they were experiencing at one time and most of the recent conversions on both the major exchanges and pink sheets have declined in value since the first day of trading. Considering all of the above factors together, we believe the 15.6% decrease in the midpoint value is justified.

  Our opinion is based upon circumstances as of the date hereof, including current conditions in the United States securities markets. Events occurring after the date hereof, including, but not limited to, changes affecting the United States securities markets and subsequent results of operations of Northfield, could materially affect the assumptions used in preparing this opinion.

                                               Respectfully,
                                               Ferguson & Company

                                               /s/ Robin L. Fussell

                                               Robin L. Fussell
                                               Principal

                               LIST OF EXHIBITS

  EXHIBIT
   NUMBER        Title                                                         PAGE
-------------                                                               -----------
     I           SNL Index                                                      1

     II          Selected Interest Rates                                        2

     III         Recent Conversions                                             3

     IV          Recent Pink Sheet Conversions                                  6

     V           Selected Publicly Held Thrifts                                 9

     VI          Comparative Group Price Changes                               25

     VII         Pro Forma Comparisons                                         27

     VIII        Comparison of Pricing Ratios                                  29

     IX          Pro Forma Assumptions                                         30
                 Pro Forma Effect of Conversion Proceeds                       31
                 Pro Forma Analysis Sheet                                      35

FERGUSON & COMPANY           EXHIBIT I - SNL INDEX
------------------

                                       % CHANGE SINCE
                            --------------------------------------------
                     SNL    PREVIOUS
         DATE      INDEX        DATE    12/31/97     2/27/98     7/24/98
         ----      -----    --------    --------     -------     -------
     12/31/97      814.1
      1/31/98      768.3     -5.6%        -5.6%
      2/27/98      818.7      6.6%         0.6%
      3/31/98      869.3      6.2%         6.8%        6.2%
      4/30/98      882.1      1.5%         8.4%        7.7%
      5/31/98      897.2      1.7%        10.2%        9.6%
      6/30/98      833.5     -7.1%         2.4%        1.8%
      7/24/98      824.7     -1.1%         1.3%        0.7%
      8/31/98      598.6    -27.4%       -26.5%      -26.9%      -27.4%

                       [GRAPH OF SNL INDEX APPEARS HERE]

SOURCE: SNL & F&C CALCULATIONS         1

FERGUSON & COMPANY
------------------

                          EXHIBIT II - SELECTED RATES

                                                                                           8/28/98 vs.       7/24/98 vs.
                                                                                             7/24/98           2/27/98
                                                                                          ---------------  ----------------
                                                                                             Increase         Increase
                                            8/28/98            7/24/98           2/27/98    (Decrease)       (Decrease)
                                    ---------------   ----------------  ----------------  ---------------  ----------------
Federal funds rate                             5.48               5.50              5.51            (0.02)            (0.01)

3 month T-bill discount      (1)               4.94               4.97              5.16            (0.03)            (0.19)

1 year T-bill discount       (1)               4.91               5.09              5.14            (0.18)            (0.05)

5 year treasury rate                           5.14               5.47              5.60            (0.33)            (0.13)

10 year treasury rate                          5.27               5.46              5.63            (0.19)            (0.17)

Long term treasury rate                        5.45               5.69              5.94            (0.24)            (0.25)

(1) Rates presented represent discounts, not yields.


SOURCE: FERDERAL RESERVE BANK
OF ST.LOUIS                            2

FERGUSON & COMPANY           EXHIBIT III - RECENT CONVERSIONS
------------------
                            (COMPLETED SINCE FEBRUARY 28, 1998)


                                                                               Conversion              Gross       Offering
                                                                                   Assets           Proceeds          Price
Ticker         Short Name                            State          IPO Date       ($000)             ($000)            ($)
CITZ           CFS Bancorp Inc.                      IN             07/24/98      746,050            178,538         10.000
UCFC           United Community Finl Corp.           OH             07/09/98    1,044,993            334,656         10.000
HRBT           Hudson River Bancorp                  NY             07/01/98      664,996            173,337         10.000
FKAN           First Kansas Financial Corp.          KS             06/29/98       95,655             15,539         10.000
CFKY           Columbia Financial of Kentucky        KY             04/15/98      104,006             26,715         10.000
EFC            EFC Bancorp Inc.                      IL             04/07/98      315,910             69,365         10.000
HBSC           Heritage Bancorp Inc.                 SC             04/06/98      247,499             69,431         15.000
NEP            Northeast PA Financial Corp.          PA             04/01/98      369,242             59,515         10.000
BYS            Bay State Bancorp                     MA             03/30/98      233,074             46,949         20.000
HLFC           Home Loan Financial Corp.             OH             03/26/98       60,401             22,483         10.000
CAVB           Cavalry Bancorp Inc.                  TN             03/17/98      275,925             75,383         10.000
ICBC           Independence Comm. Bank Corp.         NY             03/17/98    3,733,316            704,109         10.000

Maximum                                                                         3,733,316            704,109         20.000
Minimum                                                                            60,401             15,539         10.000
Average                                                                           657,589            148,002         11.250
Median                                                                            295,918             69,398         10.000

SOURCE: SNL & F&C CALCULATIONS            3

FERGUSON & COMPANY            EXHIBIT III - RECENT CONVERSIONS
------------------
                            (COMPLETED SINCE FEBRUARY 28, 1998)

                              CONVERSION PRICING RATIOS
               ------------------------------------------------------------
                      Price/         Price/        Price/          Price/        Current          Current          Current
                  Pro-Forma       Pro-Forma      Pro-Forma       Adjusted          Stock           Price/      Price/ Tang
                 Book Value      Tang. Book       Earnings         Assets          Price       Book Value       Book Value
Ticker                  (%)             (%)            (x)            (%)            ($)              (%)              (%)
CITZ                   71.7            71.7           18.2           19.3          8.375               NA               NA
UCFC                   77.8            77.8           14.1           24.3         14.000               NA               NA
HRBT                   80.1            80.1           22.3           20.7          9.813               NA               NA
FKAN                   78.5            78.5           14.0           14.0         10.000             74.3             75.2
CFKY                   74.5            74.5           19.6           20.4         12.000             85.6             85.6
EFC                    76.6            76.6           13.5           18.0         10.000             79.6             79.6
HBSC                   78.0            78.0           16.1           21.9         16.625             81.3             81.3
NEP                    75.4            75.4           18.7           13.9         10.063             70.0             70.0
BYS                    78.6            78.6           20.9           16.8         19.625             72.0             72.0
HLFC                   75.9            75.9           17.0           27.1         13.875             98.8             98.8
CAVB                   79.8            79.8           14.3           21.5         18.500            138.4            138.4
ICBC                   77.2            82.7           17.9           15.9         11.000             87.1             92.3

Maximum                80.1            82.7           22.3           27.1         19.625            138.4            138.4
Minimum                71.7            71.7           13.5           13.9          8.375             70.0             70.0
Average                77.0            77.5           17.2           19.5         12.823             87.5             88.1
Median                 77.5            77.9           17.5           19.9         11.500             81.3             81.3

SOURCE: SNL & F&C CALCULATIONS          4

FERGUSON & COMPANY            EXHIBIT III - RECENT CONVERSIONS
------------------
                             (COMPLETED SINCE FEBRUARY 28, 1998)

                       Price One         Price One         Price One          POST CONVERSION PRICE CHANGES
                                                                       -----------------------------------------------------
                       Day After        Week After       Month After            One          One           One           To
                      Conversion        Conversion        Conversion            Day         Week         Month         Date
                             ($)               ($)               ($)            (%)          (%)           (%)          (%)
CITZ                      11.438            10.938             9.750           14.4          9.4          (2.5)       (16.3)
UCFC                      15.000            16.000            15.750           50.0         60.0          57.5         40.0
HRBT                      12.563            13.500            13.375           25.6         35.0          33.8         (1.9)
FKAN                      12.313            12.250            11.500           23.1         22.5          15.0          -
CFKY                      17.125            15.938            16.000           71.3         59.4          60.0         20.0
EFC                       14.750            14.938            14.125           47.5         49.4          41.3          -
HBSC                          NA            21.938            21.875             NA         46.3          45.8         10.8
NEP                       15.500            15.375            15.438           55.0         53.8          54.4          0.6
BYS                       29.375            29.625            30.125           46.9         48.1          50.6         (1.9)
HLFC                      15.250            16.188            16.750           52.5         61.9          67.5         38.8
CAVB                      20.563            24.375            24.000          105.6        143.8         140.0         85.0
ICBC                      17.250            17.563            18.125           72.5         75.6          81.3         10.0

Maximum                   29.375            29.625            30.125          105.6        143.8         140.0         85.0
Minimum                   11.438            10.938             9.750           14.4          9.4          (2.5)       (16.3)
Average                   16.466            17.386            17.234           51.3         55.4          53.7         15.4
Median                    15.250            15.969            15.875           50.0         51.6          52.5          5.3

SOURCE: SNL & F&C CALCULATIONS          5

FERGUSON & COMPANY       EXHIBIT IV - RECENT PINK SHEET CONVERSIONS
------------------
                             (COMPLETED SINCE AUGUST 31, 1997)



                                                                                        Conversion
                                                                                            Assets      IPO Proceeds       IPO Price
Ticker         Short Name                                    State        IPO Date          ($000)            ($000)             ($)
CAFN           Carnegie Financial Corporation                PA           07/13/98          16,723             2,381          10.000
PCBH           PCB Holding Company                           IN           07/02/98          21,989             3,968          10.000
ANSN           Anson Bancorp Inc.                            NC           06/22/98          20,273             5,851          10.000
AFSB           Adirondack Financial Services                 NY           04/07/98          61,022             6,613          10.000
QTMB           Quitman Bancorp Inc.                          GA           04/07/98          39,192             6,613          10.000
SFSH           SFSB Holding Co.                              PA           02/27/98          37,810             7,260          10.000
WPBC           Wyman Park Bancorp                            MD           01/07/98          62,241            10,117          10.000
DFFN           Delaware First Financial Corp.                DE           01/05/98         112,545            11,570          10.000
CDLC           Coddle Creek Financial Corp.                  NC           12/31/97         114,162            33,724          50.000
NARK           North Arkansas Bancshares Inc.                AR           12/19/97          34,379             3,703          10.000
SHSB           SHS Bancorp Inc.                              PA           10/01/97          81,688             8,200          10.000
OSFS           Ohio State Financial Services                 OH           09/29/97          33,929             6,332          10.000
CIBC           Citizens Bancorp Inc.                         IN           09/18/97          45,153            10,580          10.000

Maximum                                                                                    114,162            33,724          50.000
Minimum                                                                                     16,723             2,381          10.000
Average                                                                                     52,393             8,993          13.077
Median                                                                                      39,192             6,613          10.000

SOURCE: SNL & F&C CALCULATIONS          6

FERGUSON & COMPANY            EXHIBIT IV - RECENT PINK SHEET CONVERSIONS
------------------
                                   (COMPLETED SINCE AUGUST 31, 1997)


                          Conversion Pricing Ratios
           ---------------------------------------------------------------
                     Price/           Price/         Price/        Price/     Current          Current           Current
                  Pro-Forma        Pro-Forma      Pro-Forma      Adjusted       Stock           Price/       Price/ Tang
                 Book Value       Tang, Book       Earnings        Assets       Price       Book Value        Book Value
 Ticker              (%)              (%)            (x)            (%)         ($)              (%)            (%)
 CAFN               79.2             79.2             NA          12.5         9.310           NA                  NA
 PCBH               71.0             71.0           17.6          15.3        10.000           NA                  NA
 ANSN               65.3             65.3           21.9          22.4        11.500           NA                  NA
 AFSB               77.0             77.0             NA           9.8        12.500           92.6              92.6
 QTMB               78.7             78.7           14.6          14.4        11.000           77.7              77.7
 SFSH               76.0             76.0             NA          16.1        10.500           77.5                NM
 WPBC               76.7             76.7           23.3          14.0        11.000           79.5              79.5
 DFFN               73.7             73.7           20.6           9.3         9.430           67.9              67.9
 CDLC               77.9             77.9           22.3          22.8        58.500           89.7              89.7
 NARK               72.3             72.3             NA           9.7        10.000           69.9              71.1
 SHSB               70.7             70.7           12.5           9.1        10.060           66.7              66.7
 OSFS               63.3             63.3           17.5          15.7        13.500           83.2              83.2
 CIBC               73.5             73.5           16.1          19.0        11.250           76.1              76.1

 Maximum            79.2             79.2           23.3          22.8        58.500           92.6              92.6
 Minimum            63.3             63.3           12.5           9.1         9.310           66.7              66.7
 Average            73.5             73.5           18.5          14.6        14.504           78.1              78.3
 Median             73.7             73.7           17.6          14.4        11.000           77.6              77.7

                  Current
                   Price/
 IPO Price       Earnings
 Ticker              (x)
 CAFN                NA
 PCBH                NA
 ANSN                NA
 AFSB                NA
 QTMB                NA
 SFSH              43.8
 WPBC                NA
 DFFN                NM
 CDLC              20.6
 NARK                NM
 SHSB              18.0
 OSFS              33.8
 CIBC              12.8

 Maximum           43.8
 Minimum           12.8
 Average           25.8
 Median            20.6

SOURCE: SNL & F&C CALCULATIONS          7

FERGUSON & COMPANY            EXHIBIT IV - RECENT PINK SHEET CONVERSIONS
------------------
                                   (COMPLETED SINCE AUGUST 31, 1997)

                   Price One        Price One          Price One               POST CONVERSION PRICE CHANGES
                                                                    -----------------------------------------------------
                   Day After       Week After        Month After         One          One          One           To
                  Conversion       Conversion         Conversion         Day         Week        Month         Date
Ticker                   ($)              ($)                ($)         (%)          (%)         (%)          (%)
 CAFN                     NA           10.250             10.120          NA          2.5         1.2         (6.9)
 PCBH                 11.500           12.120             10.870        15.0         21.2         8.7          -
 ANSN                     NA           12.060             12.370          NA         20.6        23.7         15.0
 AFSB                 12.000           12.120             12.310        20.0         21.2        23.1         25.0
 QTMB                 12.625           14.310             14.000        26.3         43.1        40.0         10.0
 SFSH                 12.813           13.120             14.370        28.1         31.2        43.7          5.0
 WPBC                 13.750           13.620             14.620        37.5         36.2        46.2         10.0
 DFFN                     NA           11.960             12.750          NA         19.6        27.5         (5.7)
 CDLC                 77.000           77.620             79.370        54.0         55.2        58.7         17.0
 NARK                 12.500           12.750             13.000        25.0         27.5        30.0          -
 SHSB                 14.750           16.250             16.000        47.5         62.5        60.0          0.6
 OSFS                 15.500           15.370             14.960        55.0         53.7        49.6         35.0
 CIBC                 14.000           14.000             15.000        40.0         40.0        50.0         12.5

 Maximum              77.000           77.620             79.370        55.0         62.5        60.0         35.0
 Minimum              11.500           10.250             10.120        15.0          2.5         1.2         (6.9)
 Average              19.644           18.119             18.442        34.8         33.4        35.6          9.0
 Median               13.282           13.120             14.000        32.8         31.2        40.0         10.0

SOURCE:  SNL & F&C CALCULATIONS         8

FERGUSON & COMPANY                  EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

                                                                                            Deposit
                                                                                            Insurance
                                                                                             Agency
Ticker     Short Name                            City                   State     Region    (BIF/SAIF)   Exchange     IPO Date
PWBK       Pennwood Bancorp Inc.                 Pittsburgh              PA         MA         SAIF       NASDAQ      07/15/96
CNSB       CNS Bancorp Inc.                      Jefferson City          MO         MW         SAIF       NASDAQ      06/12/96
PBHC       Pathfinder Bancorp Inc. (MHC)         Oswego                  NY         MA         BIF        NASDAQ      11/16/95
WAYN       Wayne Savings Bancshares (MHC)        Wooster                 OH         MW         SAIF       NASDAQ      06/25/93
SRN        Southern Banc Co.                     Gadsden                 AL         SE         SAIF       AMSE        10/05/95
ALLB       Alliance Bank (MHC)                   Broomall                PA         MA         SAIF       NASDAQ      03/03/95
PROV       Provident Financial Holdings          Riverside               CA         WE         SAIF       NASDAQ      06/28/96
BKUNA      BankUnited Financial Corp.            Coral Gables            FL         SE         SAIF       NASDAQ      12/11/85
FFDF       FFD Financial Corp.                   Dover                   OH         MW         SAIF       NASDAQ      04/03/96
CSBF       CSB Financial Group Inc.              Centralia               IL         MW         SAIF       NASDAQ      10/09/95
PULB       Pulaski Bank, FSB (MHC)               St. Louis               MO         MW         SAIF       NASDAQ      05/11/94
BANC       BankAtlantic Bancorp Inc.             Fort Lauderdale         FL         SE         SAIF       NASDAQ      11/29/83
FGHC       First Georgia Holding Inc.            Brunswick               GA         SE         SAIF       NASDAQ      02/11/87
FCB        Falmouth Bancorp Inc.                 Falmouth                MA         NE         BIF        AMSE        03/28/96
GSLA       GS Financial Corp.                    Metairie                LA         SW         SAIF       NASDAQ      04/01/97
FBHC       Fort Bend Holding Corp.               Rosenberg               TX         SW         SAIF       NASDAQ      06/30/93
FTNB       Fulton Bancorp Inc.                   Fulton                  MO         MW         SAIF       NASDAQ      10/18/96
GTPS       Great American Bancorp                Champaign               IL         MW         SAIF       NASDAQ      06/30/95
FLAG       FLAG Financial Corp.                  LaGrange                GA         SE         SAIF       NASDAQ      12/11/86
EFBI       Enterprise Federal Bancorp            West Chester            OH         MW         SAIF       NASDAQ      10/17/94
CFTP       Community Federal Bancorp             Tupelo                  MS         SE         SAIF       NASDAQ      03/26/96
FFSX       First Fed SB of Siouxland(MHC)        Sioux City              IA         MW         SAIF       NASDAQ      07/13/92
FLKY       First Lancaster Bancshares            Lancaster               KY         MW         SAIF       NASDAQ      07/01/96
NSLB       NS&L Bancorp Inc.                     Neosho                  MO         MW         SAIF       NASDAQ      06/08/95
SCCB       S. Carolina Community Bancshrs        Winnsboro               SC         SE         SAIF       NASDAQ      07/07/94
WCFB       Webster City Federal SB (MHC)         Webster City            IA         MW         SAIF       NASDAQ      08/15/94
CMSV       Community Savings Bnkshrs(MHC)        North Palm Beach        FL         SE         SAIF       NASDAQ      10/24/94
CNY        Carver Bancorp Inc.                   New York                NY         MA         SAIF       AMSE        10/25/94
SMBC       Southern Missouri Bancorp Inc.        Poplar Bluff            MO         MW         SAIF       NASDAQ      04/13/94
PLSK       Pulaski Savings Bank (MHC)            Springfield             NJ         MA         SAIF       NASDAQ      04/03/97
PSFC       Peoples-Sidney Financial Corp.        Sidney                  OH         MW         SAIF       NASDAQ      04/28/97
LFED       Leeds Federal Bankshares (MHC)        Baltimore               MD         MA         SAIF       NASDAQ      05/02/94
ANE        Alliance Bncp of New England          Vernon                  CT         NE         BIF        AMSE        12/19/86
SGVB       SGV Bancorp Inc.                      West Covina             CA         WE         SAIF       NASDAQ      06/29/95
JSBA       Jefferson Savings Bancorp             Ballwin                 MO         MW         SAIF       NASDAQ      04/08/93
FFFL       Fidelity Bankshares Inc. (MHC)        West Palm Beach         FL         SE         SAIF       NASDAQ      01/07/94
AMFC       AMB Financial Corp.                   Munster                 IN         MW         SAIF       NASDAQ      04/01/96
PBCT       People's Bank (MHC)                   Bridgeport              CT         NE         BIF        NASDAQ      07/06/88
FFBZ       First Federal Bancorp Inc.            Zanesville              OH         MW         SAIF       NASDAQ      07/13/92
SZB        SouthFirst Bancshares Inc.            Sylacauga               AL         SE         SAIF       AMSE        02/14/95
NWSB       Northwest Bancorp Inc. (MHC)          Warren                  PA         MA         SAIF       NASDAQ      11/07/94
CBES       CBES Bancorp Inc.                     Excelsior Springs       MO         MW         SAIF       NASDAQ      09/30/96
HWEN       Home Financial Bancorp                Spencer                 IN         MW         SAIF       NASDAQ      07/02/96
FLFC       First Liberty Financial Corp.         Macon                   GA         SE         SAIF       NASDAQ      12/06/83
ABCW       Anchor BanCorp Wisconsin              Madison                 WI         MW         SAIF       NASDAQ      07/16/92
AHCI       Ambanc Holding Co.                    Amsterdam               NY         MA         BIF        NASDAQ      12/27/95
FTFC       First Federal Capital Corp.           La Crosse               WI         MW         SAIF       NASDAQ      11/02/89
MFFC       Milton Federal Financial Corp.        West Milton             OH         MW         SAIF       NASDAQ      10/07/94
PBKB       People's Bancshares Inc.              New Bedford             MA         NE         BIF        NASDAQ      10/30/86
SOBI       Sobieski Bancorp Inc.                 South Bend              IN         MW         SAIF       NASDAQ      03/31/95
LXMO       Lexington B&L Financial Corp.         Lexington               MO         MW         SAIF       NASDAQ      06/06/96
WHGB       WHG Bancshares Corp.                  Lutherville             MD         MA         SAIF       NASDAQ      04/01/96
HBFW       Home Bancorp                          Fort Wayne              IN         MW         SAIF       NASDAQ      03/30/95
CMSB       Commonwealth Bancorp Inc.             Norristown              PA         MA         SAIF       NASDAQ      06/17/96
PEEK       Peekskill Financial Corp.             Peekskill               NY         MA         SAIF       NASDAQ      12/29/95
HHFC       Harvest Home Financial Corp.          Cheviot                 OH         MW         SAIF       NASDAQ      10/10/94
HMNF       HMN Financial Inc.                    Spring Valley           MN         MW         SAIF       NASDAQ      06/30/94
FFWD       Wood Bancorp Inc.                     Bowling Green           OH         MW         SAIF       NASDAQ      08/31/93
MRKF       Market Financial Corp.                Mount Healthy           OH         MW         SAIF       NASDAQ      03/27/97
YFED       York Financial Corp.                  York                    PA         MA         SAIF       NASDAQ      02/01/84
CLAS       Classic Bancshares Inc.               Ashland                 KY         MW         SAIF       NASDAQ      12/29/95
OFCP       Ottawa Financial Corp.                Holland                 MI         MW         SAIF       NASDAQ      08/19/94
QCSB       Queens County Bancorp Inc.            Flushing                NY         MA         BIF        NASDAQ      11/23/93
MSBF       MSB Financial Inc.                    Marshall                MI         MW         SAIF       NASDAQ      02/06/95
PERM       Permanent Bancorp Inc.                Evansville              IN         MW         SAIF       NASDAQ      04/04/94
CFCP       Coastal Financial Corp.               Myrtle Beach            SC         SE         SAIF       NASDAQ      09/26/90
ESBK       Elmira Savings Bank (The)             Elmira                  NY         MA         BIF        NASDAQ      03/01/85
FAB        FIRSTFED AMERICA BANCORP INC.         Swansea                 MA         NE         SAIF       AMSE        01/15/97

SOURCE: SNL & F&C CALCULATIONS       9

FERGUSON & COMPANY                  EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

                                                                                            Deposit
                                                                                            Insurance
                                                                                            Agency
Ticker     Short Name                            City                   State     Region    (BIF/SAIF)   Exchange     IPO Date
ALBC       Albion Banc Corp.                     Albion                  NY       MA           SAIF       NASDAQ      07/26/93
SSM        Stone Street Bancorp Inc.             Mocksville              NC       SE           SAIF       AMSE        04/01/96
CVAL       Chester Valley Bancorp Inc.           Downingtown             PA       MA           SAIF       NASDAQ      03/27/87
FISB       First Indiana Corp.                   Indianapolis            IN       MW           SAIF       NASDAQ      08/02/83
HFSA       Hardin Bancorp Inc.                   Hardin                  MO       MW           SAIF       NASDAQ      09/29/95
CASH       First Midwest Financial Inc.          Storm Lake              IA       MW           SAIF       NASDAQ      09/20/93
DME        Dime Bancorp Inc.                     New York                NY       MA           BIF        NYSE        08/19/86
CAFI       Camco Financial Corp.                 Cambridge               OH       MW           SAIF       NASDAQ            NA
IFSB       Independence Federal Svgs Bank        Washington              DC       MA           SAIF       NASDAQ      06/06/85
LVSB       Lakeview Financial Corp.              Paterson                NJ       MA           SAIF       NASDAQ      12/22/93
COOP       Cooperative Bankshares Inc.           Wilmington              NC       SE           SAIF       NASDAQ      08/21/91
LSBI       LSB Financial Corp.                   Lafayette               IN       MW           BIF        NASDAQ      02/03/95
FBER       1st Bergen Bancorp                    Wood-Ridge              NJ       MA           SAIF       NASDAQ      04/01/96
FFDB       FirstFed Bancorp Inc.                 Bessemer                AL       SE           SAIF       NASDAQ      11/19/91
OHSL       OHSL Financial Corp.                  Cincinnati              OH       MW           SAIF       NASDAQ      02/10/93
CASB       Cascade Financial Corp.               Everett                 WA       WE           SAIF       NASDAQ      09/16/92
HZFS       Horizon Financial Svcs Corp.          Oskaloosa               IA       MW           SAIF       NASDAQ      06/30/94
EMLD       Emerald Financial Corp.               Strongsville            OH       MW           SAIF       NASDAQ      10/05/93
PFNC       Progress Financial Corp.              Blue Bell               PA       MA           SAIF       NASDAQ      07/18/83
NMSB       NewMil Bancorp Inc.                   New Milford             CT       NE           BIF        NASDAQ      02/01/86
HRBF       Harbor Federal Bancorp Inc.           Baltimore               MD       MA           SAIF       NASDAQ      08/12/94
ASBP       ASB Financial Corp.                   Portsmouth              OH       MW           SAIF       NASDAQ      05/11/95
IWBK       InterWest Bancorp Inc.                Oak Harbor              WA       WE           SAIF       NASDAQ            NA
FDEF       First Defiance Financial              Defiance                OH       MW           SAIF       NASDAQ      10/02/95
HFFB       Harrodsburg First Fin Bancorp         Harrodsburg             KY       MW           SAIF       NASDAQ      10/04/95
EFBC       Empire Federal Bancorp Inc.           Livingston              MT       WE           SAIF       NASDAQ      01/27/97
KYF        Kentucky First Bancorp Inc.           Cynthiana               KY       MW           SAIF       AMSE        08/29/95
PRBC       Prestige Bancorp Inc.                 Pleasant Hills          PA       MA           SAIF       NASDAQ      06/27/96
FTSB       Fort Thomas Financial Corp.           Fort Thomas             KY       MW           SAIF       NASDAQ      06/28/95
ASBI       Americana Bancorp                     New Castle              IN       MW           SAIF       NASDAQ      03/02/87
GFCO       Glenway Financial Corp.               Cincinnati              OH       MW           SAIF       NASDAQ      11/30/90
PCBC       Perry County Financial Corp.          Perryville              MO       MW           SAIF       NASDAQ      02/13/95
THRD       TF Financial Corp.                    Newtown                 PA       MA           SAIF       NASDAQ      07/13/94
CFFC       Community Financial Corp.             Staunton                VA       SE           SAIF       NASDAQ      03/30/88
SFFC       StateFed Financial Corp.              Des Moines              IA       MW           SAIF       NASDAQ      01/05/94
STFR       St. Francis Capital Corp.             Brookfield              WI       MW           SAIF       NASDAQ      06/21/93
GSFC       Green Street Financial Corp.          Fayetteville            NC       SE           SAIF       NASDAQ      04/04/96
MARN       Marion Capital Holdings               Marion                  IN       MW           SAIF       NASDAQ      03/18/93
CFSB       CFSB Bancorp Inc.                     Lansing                 MI       MW           SAIF       NASDAQ      06/22/90
CIBI       Community Investors Bancorp           Bucyrus                 OH       MW           SAIF       NASDAQ      02/07/95
PFED       Park Bancorp Inc.                     Chicago                 IL       MW           SAIF       NASDAQ      08/12/96
DCBI       Delphos Citizens Bancorp Inc.         Delphos                 OH       MW           SAIF       NASDAQ      11/21/96
TWIN       Twin City Bancorp                     Bristol                 TN       SE           SAIF       NASDAQ      01/04/95
GUPB       GFSB Bancorp Inc.                     Gallup                  NM       SW           SAIF       NASDAQ      06/30/95
FCBF       FCB Financial Corp.                   Oshkosh                 WI       MW           SAIF       NASDAQ      09/24/93
WSB        Washington Savings Bank, FSB          Bowie                   MD       MA           SAIF       AMSE              NA
BFD        BostonFed Bancorp Inc.                Burlington              MA       NE           SAIF       AMSE        10/24/95
LARK       Landmark Bancshares Inc.              Dodge City              KS       MW           SAIF       NASDAQ      03/28/94
BKCT       Bancorp Connecticut Inc.              Southington             CT       NE           BIF        NASDAQ      07/03/86
FFKY       First Federal Financial Corp.         Elizabethtown           KY       MW           SAIF       NASDAQ      07/15/87
FFLC       FFLC Bancorp Inc.                     Leesburg                FL       SE           SAIF       NASDAQ      01/04/94
CEBK       Central Co-operative Bank             Somerville              MA       NE           BIF        NASDAQ      10/24/86
PDB        Piedmont Bancorp Inc.                 Hillsborough            NC       SE           SAIF       AMSE        12/08/95
HMLK       Hemlock Federal Financial Corp        Oak Forest              IL       MW           SAIF       NASDAQ      04/02/97
FWWB       First Washington Bancorp Inc.         Walla Walla             WA       WE           SAIF       NASDAQ      11/01/95
WFI        Winton Financial Corp.                Cincinnati              OH       MW           SAIF       AMSE        08/04/88
RARB       Raritan Bancorp Inc.                  Bridgewater             NJ       MA           BIF        NASDAQ      03/01/87
MCBN       Mid-Coast Bancorp Inc.                Waldoboro               ME       NE           SAIF       NASDAQ      11/02/89
PFDC       Peoples Bancorp                       Auburn                  IN       MW           SAIF       NASDAQ      07/07/87
ANA        Acadiana Bancshares Inc.              Lafayette               LA       SW           SAIF       AMSE        07/16/96
SCBS       Southern Community Bancshares         Cullman                 AL       SE           SAIF       NASDAQ      12/23/96
PSFI       PS Financial Inc.                     Chicago                 IL       MW           SAIF       NASDAQ      11/27/96
SOPN       First Savings Bancorp Inc.            Southern Pines          NC       SE           SAIF       NASDAQ      01/06/94
FFCH       First Financial Holdings Inc.         Charleston              SC       SE           SAIF       NASDAQ      11/10/83
FFHS       First Franklin Corp.                  Cincinnati              OH       MW           SAIF       NASDAQ      01/26/88
FFYF       FFY Financial Corp.                   Youngstown              OH       MW           SAIF       NASDAQ      06/28/93
HOMF       Home Federal Bancorp                  Seymour                 IN       MW           SAIF       NASDAQ      01/23/88
FFBH       First Federal Bancshares of AR        Harrison                AR       SE           SAIF       NASDAQ      05/03/96

SOURCE: SNL & F&C CALCULATIONS        10

FERGUSON & COMPANY                  EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

                                                                                             Deposit
                                                                                             Insurance
                                                                                             Agency
Ticker     Short Name                            City                   State     Region    (BIF/SAIF)   Exchange     IPO Date
MFBC       MFB Corp.                             Mishawaka               IN       MW           SAIF       NASDAQ      03/25/94
CMRN       Cameron Financial Corp                Cameron                 MO       MW           SAIF       NASDAQ      04/03/95
CRZY       Crazy Woman Creek Bancorp             Buffalo                 WY       WE           SAIF       NASDAQ      03/29/96
PTRS       Potters Financial Corp.               East Liverpool          OH       MW           SAIF       NASDAQ      12/31/93
MASB       MASSBANK Corp.                        Reading                 MA       NE           BIF        NASDAQ      05/28/86
FNGB       First Northern Capital Corp.          Green Bay               WI       MW           SAIF       NASDAQ      12/29/83
AFBC       Advance Financial Bancorp             Wellsburg               WV       SE           SAIF       NASDAQ      01/02/97
UFBS       Union Financial Bcshs Inc.            Union                   SC       SE           SAIF       NASDAQ            NA
TRIC       Tri-County Bancorp Inc.               Torrington              WY       WE           SAIF       NASDAQ      09/30/93
ESBF       ESB Financial Corp.                   Ellwood City            PA       MA           SAIF       NASDAQ      06/13/90
HAVN       Haven Bancorp Inc.                    Westbury                NY       MA           SAIF       NASDAQ      09/23/93
FBSI       First Bancshares Inc.                 Mountain Grove          MO       MW           SAIF       NASDAQ      12/22/93
BFSB       Bedford Bancshares Inc.               Bedford                 VA       SE           SAIF       NASDAQ      08/22/94
YFCB       Yonkers Financial Corp.               Yonkers                 NY       MA           SAIF       NASDAQ      04/18/96
FFOH       Fidelity Financial of Ohio            Cincinnati              OH       MW           SAIF       NASDAQ      03/04/96
KFBI       Klamath First Bancorp                 Klamath Falls           OR       WE           SAIF       NASDAQ      10/05/95
FMCO       FMS Financial Corp.                   Burlington              NJ       MA           SAIF       NASDAQ      12/14/88
THR        Three Rivers Financial Corp.          Three Rivers            MI       MW           SAIF       AMSE        08/24/95
MDBK       Medford Bancorp Inc.                  Medford                 MA       NE           BIF        NASDAQ      03/18/86
CATB       Catskill Financial Corp.              Catskill                NY       MA           BIF        NASDAQ      04/18/96
CKFB       CKF Bancorp Inc.                      Danville                KY       MW           SAIF       NASDAQ      01/04/95
FCME       First Coastal Corp.                   Westbrook               ME       NE           BIF        NASDAQ            NA
INBI       Industrial Bancorp Inc.               Bellevue                OH       MW           SAIF       NASDAQ      08/01/95
METF       Metropolitan Financial Corp.          Mayfield Heights        OH       MW           SAIF       NASDAQ            NA
PBCI       Pamrapo Bancorp Inc.                  Bayonne                 NJ       MA           SAIF       NASDAQ      11/14/89
PFFB       PFF Bancorp Inc.                      Pomona                  CA       WE           SAIF       NASDAQ      03/29/96
EQSB       Equitable Federal Savings Bank        Wheaton                 MD       MA           SAIF       NASDAQ      09/10/93
FFWC       FFW Corp.                             Wabash                  IN       MW           SAIF       NASDAQ      04/05/93
BDJI       First Federal Bancorp.                Bemidji                 MN       MW           SAIF       NASDAQ      04/04/95
ABBK       Abington Bancorp Inc.                 Abington                MA       NE           BIF        NASDAQ      06/10/86
DCOM       Dime Community Bancshares Inc.        Brooklyn                NY       MA           BIF        NASDAQ      06/26/96
LOGN       Logansport Financial Corp.            Logansport              IN       MW           SAIF       NASDAQ      06/14/95
SVRN       Sovereign Bancorp Inc.                Wyomissing              PA       MA           SAIF       NASDAQ      08/12/86
HARL       Harleysville Savings Bank             Harleysville            PA       MA           SAIF       NASDAQ      08/04/87
NBN        Northeast Bancorp                     Auburn                  ME       NE           BIF        AMSE        08/19/87
FKKY       Frankfort First Bancorp Inc.          Frankfort               KY       MW           SAIF       NASDAQ      07/10/95
HFFC       HF Financial Corp.                    Sioux Falls             SD       MW           SAIF       NASDAQ      04/08/92
FSTC       First Citizens Corp.                  Newnan                  GA       SE           SAIF       NASDAQ      03/01/86
WVFC       WVS Financial Corp.                   Pittsburgh              PA       MA           SAIF       NASDAQ      11/29/93
RIVR       River Valley Bancorp                  Madison                 IN       MW           SAIF       NASDAQ      12/20/96
OCFC       Ocean Financial Corp.                 Toms River              NJ       MA           SAIF       NASDAQ      07/03/96
BKC        American Bank of Connecticut          Waterbury               CT       NE           BIF        AMSE        12/01/81
PVSA       Parkvale Financial Corp.              Monroeville             PA       MA           SAIF       NASDAQ      07/16/87
QCBC       Quaker City Bancorp Inc.              Whittier                CA       WE           SAIF       NASDAQ      12/30/93
HBNK       Highland Bancorp Inc.                 Burbank                 CA       WE           SAIF       NASDAQ            NA
CNIT       CENIT Bancorp Inc.                    Norfolk                 VA       SE           SAIF       NASDAQ      08/06/92
FFIC       Flushing Financial Corp.              Flushing                NY       MA           BIF        NASDAQ      11/21/95
LARL       Laurel Capital Group Inc.             Allison Park            PA       MA           SAIF       NASDAQ      02/20/87
SKAN       Skaneateles Bancorp Inc.              Skaneateles             NY       MA           BIF        NASDAQ      06/02/86
MFLR       Mayflower Co-operative Bank           Middleboro              MA       NE           BIF        NASDAQ      12/23/87
STSA       Sterling Financial Corp.              Spokane                 WA       WE           SAIF       NASDAQ            NA
WEFC       Wells Financial Corp.                 Wells                   MN       MW           SAIF       NASDAQ      04/11/95
BPLS       Bank Plus Corp.                       Los Angeles             CA       WE           SAIF       NASDAQ            NA
KNK        Kankakee Bancorp Inc.                 Kankakee                IL       MW           SAIF       AMSE        01/06/93
RELY       Reliance Bancorp Inc.                 Garden City             NY       MA           SAIF       NASDAQ      03/31/94
WRNB       Warren Bancorp Inc.                   Peabody                 MA       NE           BIF        NASDAQ      07/09/86
MBLF       MBLA Financial Corp.                  Macon                   MO       MW           SAIF       NASDAQ      06/24/93
FSBI       Fidelity Bancorp Inc.                 Pittsburgh              PA       MA           SAIF       NASDAQ      06/24/88
FTF        Texarkana First Financial Corp        Texarkana               AR       SE           SAIF       AMSE        07/07/95
MECH       MECH Financial Inc.                   Hartford                CT       NE           BIF        NASDAQ      06/26/96
DSL        Downey Financial Corp.                Newport Beach           CA       WE           SAIF       NYSE        01/01/71
MAFB       MAF Bancorp Inc.                      Clarendon Hills         IL       MW           SAIF       NASDAQ      01/12/90
WAMU       Washington Mutual Inc.                Seattle                 WA       WE           BIF        NASDAQ      03/11/83
HALL       Hallmark Capital Corp.                West Allis              WI       MW           SAIF       NASDAQ      01/03/94
CFNC       Carolina Fincorp Inc.                 Rockingham              NC       SE           SAIF       NASDAQ      11/25/96
FFSL       First Independence Corp.              Independence            KS       MW           SAIF       NASDAQ      10/08/93
QCFB       QCF Bancorp Inc.                      Virginia                MN       MW           SAIF       NASDAQ      04/03/95
WSTR       WesterFed Financial Corp.             Missoula                MT       WE           SAIF       NASDAQ      01/10/94

SOURCE: SNL & F&C CALCULATIONS        11

FERGUSON & COMPANY                  EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

                                                                                             Deposit
                                                                                             Insurance
                                                                                             Agency
Ticker     Short Name                            City                   State     Region    (BIF/SAIF)   Exchange     IPO Date
FESX       First Essex Bancorp Inc.              Andover                 MA       NE           BIF        NASDAQ      08/04/87
FMSB       First Mutual Savings Bank             Bellevue                WA       WE           BIF        NASDAQ      12/17/85
NWEQ       Northwest Equity Corp.                Amery                   WI       MW           SAIF       NASDAQ      10/11/94
CENB       Century Bancorp Inc.                  Thomasville             NC       SE           SAIF       NASDAQ      12/23/96
COFI       Charter One Financial                 Cleveland               OH       MW           SAIF       NASDAQ      01/22/88
FFHH       FSF Financial Corp.                   Hutchinson              MN       MW           SAIF       NASDAQ      10/07/94
FBBC       First Bell Bancorp Inc.               Pittsburgh              PA       MA           SAIF       NASDAQ      06/29/95
GAF        GA Financial Inc.                     Pittsburgh              PA       MA           SAIF       AMSE        03/26/96
TSH        Teche Holding Co.                     Franklin                LA       SW           SAIF       AMSE        04/19/95
SFIN       Statewide Financial Corp.             Jersey City             NJ       MA           SAIF       NASDAQ      10/02/95
GPT        GreenPoint Financial Corp.            New York                NY       MA           BIF        NYSE        01/28/94
PHFC       Pittsburgh Home Financial Corp        Pittsburgh              PA       MA           SAIF       NASDAQ      04/01/96
SPBC       St. Paul Bancorp Inc.                 Chicago                 IL       MW           SAIF       NASDAQ      05/18/87
ASFC       Astoria Financial Corp.               Lake Success            NY       MA           SAIF       NASDAQ      11/18/93
RSLN       Roslyn Bancorp Inc.                   Roslyn                  NY       MA           BIF        NASDAQ      01/13/97
EBSI       Eagle Bancshares                      Tucker                  GA       SE           SAIF       NASDAQ      04/01/86
ANDB       Andover Bancorp Inc.                  Andover                 MA       NE           BIF        NASDAQ      05/08/86
DNFC       D & N Financial Corp.                 Hancock                 MI       MW           SAIF       NASDAQ      02/13/85
CRSB       Crusader Holding Corp.                Philadelphia            PA       MA           SAIF       NASDAQ            NA
PHBK       Peoples Heritage Finl Group           Portland                ME       NE           BIF        NASDAQ      12/04/86
HRZB       Horizon Financial Corp.               Bellingham              WA       WE           BIF        NASDAQ      08/01/86
HPBC       Home Port Bancorp Inc.                Nantucket               MA       NE           BIF        NASDAQ      08/25/88
WSFS       WSFS Financial Corp.                  Wilmington              DE       MA           BIF        NASDAQ      11/26/86
NEIB       Northeast Indiana Bancorp             Huntington              IN       MW           SAIF       NASDAQ      06/28/95
JSB        JSB Financial Inc.                    Lynbrook                NY       MA           BIF        NYSE        06/27/90
BVCC       Bay View Capital Corp.                San Mateo               CA       WE           SAIF       NASDAQ      05/09/86
FFFD       North Central Bancshares Inc.         Fort Dodge              IA       MW           SAIF       NASDAQ      03/21/96
MWBX       MetroWest Bank                        Framingham              MA       NE           BIF        NASDAQ      10/10/86
MWBI       Midwest Bancshares Inc.               Burlington              IA       MW           SAIF       NASDAQ      11/12/92
KSBK       KSB Bancorp Inc.                      Kingfield               ME       NE           BIF        NASDAQ      06/24/93
JXVL       Jacksonville Bancorp Inc.             Jacksonville            TX       SW           SAIF       NASDAQ      04/01/96
FED        FirstFed Financial Corp.              Santa Monica            CA       WE           SAIF       NYSE        12/16/83
NHTB       New Hampshire Thrift Bncshrs          Newport                 NH       NE           SAIF       NASDAQ      05/22/86
ABCL       Alliance Bancorp                      Hinsdale                IL       MW           SAIF       NASDAQ      07/07/92
HCFC       Home City Financial Corp.             Springfield             OH       MW           SAIF       NASDAQ      12/30/96
FKFS       First Keystone Financial              Media                   PA       MA           SAIF       NASDAQ      01/26/95
WBST       Webster Financial Corp.               Waterbury               CT       NE           SAIF       NASDAQ      12/12/86
GDW        Golden West Financial                 Oakland                 CA       WE           SAIF       NYSE        05/29/59
IPSW       Ipswich Savings Bank                  Ipswich                 MA       NE           BIF        NASDAQ      05/26/93
FFES       First Federal of East Hartford        East Hartford           CT       NE           SAIF       NASDAQ      06/23/87
WFSL       Washington Federal Inc.               Seattle                 WA       WE           SAIF       NASDAQ      11/17/82
HIFS       Hingham Instit. for Savings           Hingham                 MA       NE           BIF        NASDAQ      12/20/88
CFB        Commercial Federal Corp.              Omaha                   NE       MW           SAIF       NYSE        12/31/84
HBS        Haywood Haywood Bancshares Inc.       Waynesville             NC       SE           SAIF       AMSE        12/18/87
FLGS       Flagstar Bancorp Inc.                 Bloomfield Hills        MI       MW           SAIF       NASDAQ            NA
BNKU       Bank United Corp.                     Houston                 TX       SW           SAIF       NASDAQ      08/09/96
ITLA       ITLA Capital Corp.                    La Jolla                CA       WE           BIF        NASDAQ      10/24/95
PVFC       PVF Capital Corp.                     Bedford Heights         OH       MW           SAIF       NASDAQ      12/30/92
PFSB       PennFed Financial Services Inc        West Orange             NJ       MA           SAIF       NASDAQ      07/15/94
CBCI       Calumet Bancorp Inc.                  Dolton                  IL       MW           SAIF       NASDAQ      02/20/92
HTHR       Hawthorne Financial Corp.             El Segundo              CA       WE           SAIF       NASDAQ            NA
AABC       Access Anytime Bancorp Inc.           Clovis                  NM       SW           SAIF       NASDAQ      08/08/86
CBSA       Coastal Bancorp Inc.                  Houston                 TX       SW           SAIF       NASDAQ            NA
LSBX       Lawrence Savings Bank                 North Andover           MA       NE           BIF        NASDAQ      05/02/86

Maximum
Minimum
Average
Median

SOURCE: SNL & F&C CALCULATIONS        12

FERGUSON & COMPANY         EXHIBIT V - SELECTED PUBLICITY HELD THRIFTS
------------------


                  Current      Current                      Current        Current                 Current        Total
                    Stock       Market         Price/        Price/    Price/ Tang      Price/    Dividend       Assets
                    Price        Value   LTM Core EPS    Book Value     Book Value      Assets       Yield        ($000)
Ticker                ($)         ($M)            (x)           (%)            (%)         (%)         (%)     Mst RctQ

PWBK               12.750         8.89           34.5         103.3          103.3        19.3         2.20      46,080
CNSB               15.500        25.49           34.4         105.0          105.0        26.0         1.94      97,988
PBHC               13.500        38.22           33.8         159.4          186.7        19.3         1.48     198,091
WAYN               21.500        53.46           33.1         216.3          216.3        20.6         2.88     259,402
SRN                14.000        17.22           32.6          93.7           94.3        16.3          -       105,719
ALLB               19.250        63.01           31.1         212.5          212.5        22.7          -       277,490
PROV               14.250        65.91           31.0          79.8           79.8         8.5          -       815,970
BKUNA               8.625       153.40           30.8          83.8          100.3         4.3          -     3,584,123
FFDF               16.000        23.13           30.8         103.7          103.7        23.1         1.88     100,104
CSBF               10.625         8.72           30.4          79.7           84.4        18.5          -        47,218
PULB               22.125        46.59           29.5         186.4          186.4        24.9         4.97     186,917
BANC                8.625       296.53           28.8         123.9          160.3         8.4         1.11   3,756,571
FGHC               10.875        52.19           28.6         354.2          378.9        28.9          -       180,806
FCB                17.000        24.73           28.3         104.7          104.7        22.4         1.41     110,523
GSLA               12.125        39.61           28.2          75.7           75.7        27.3         2.31     145,151
FBHC               17.000        30.89           27.0         135.8          143.6         9.7          -       318,348
FTNB               16.375        27.83           26.8         108.7          108.7        25.4         1.47     109,622
GTPS               16.250        25.81           26.6          95.2           95.2        17.4         2.71     148,342
FLAG               13.250        68.58           26.5         177.6          177.6        15.5         1.81     442,879
EFBI               25.000        55.27           25.3         150.9          154.1        13.6         4.00     406,893
CFTP               14.625        64.32           25.2          98.5           98.5        24.4         2.19     263,246
FFSX               29.000        82.36           25.0         196.0          243.1        14.9          -       551,593
FLKY               13.250        12.70           25.0          88.8           88.8        23.7         4.53      53,002
NSLB               16.250        10.55           25.0          96.3           97.0        17.8         3.08      62,648
SCCB               18.500        10.72           25.0         113.6          113.6        23.2         3.46      46,305
WCFB               16.000        33.82           25.0         148.8          148.8        34.8          -        97,096
CMSV               23.000       117.30           24.7         138.1          138.1        15.3         3.91     765,488
CNY                10.375        24.01           24.7          66.9           69.2         5.6          -       427,371
SMBC               17.250        25.60           24.6         106.2          106.2        16.4          -       155,924
PLSK               12.750        26.88           24.5         121.1          121.1        14.3         2.35     187,776
PSFC               18.125        32.36           24.5         148.7          148.7        30.6         1.55     105,903
LFED               16.000        82.91           24.2         168.1          168.1        27.7         3.50     298,997
ANE                10.625        24.35           24.2         134.5          137.5        10.5         1.88     252,287
SGVB               14.250        33.46           24.2         103.8          105.0         8.2          -       408,346
JSBA               18.688       187.59           24.0         143.4          177.1        15.0         1.50   1,248,923
FFFL               22.250       151.35           23.9         167.6          172.5        10.3         4.49   1,468,351
AMFC               14.563        13.33           23.9          94.4           94.4        12.0         1.92     111,338
PBCT               21.000     1,346.96           23.9         157.1          182.3        14.8         4.00   9,105,200
FFBZ               11.125        35.05           23.7         212.7          212.7        16.9         1.26     207,381
SZB                15.625        15.12           23.7          93.3           95.7         9.3         3.84     162,975
NWSB               10.000       468.41           23.3         215.1          239.2        18.4         1.60   2,547,412
CBES               18.500        17.38           23.1         103.1          103.1        14.1         2.60     123,710
HWEN                8.250         7.66           22.9         102.1          102.1        18.0         1.21      42,560
FLFC               18.500       247.32           22.8         210.7          230.1        16.4         1.62   1,511,776
ABCW               22.813       405.61           22.8         310.4          315.1        19.8         0.88   2,057,635
AHCI               13.000        53.37           22.8          91.4           91.4         9.4         1.85     565,387
FTFC               13.000       240.93           22.8         202.5          212.8        15.2         2.15   1,584,405
MFFC               13.000        29.08           22.8         103.3          103.3        12.4         4.62     235,105
PBKB               15.000        49.74           22.7         153.2          159.9         5.8         3.73     858,377
SOBI               14.500        11.34           22.7          81.3           81.3        12.3         2.21      89,848
LXMO               14.000        14.12           22.6          92.3           98.9        14.8         2.14      95,301
WHGB               11.000        15.28           22.5          75.8           75.8        11.6          -       131,967
HBFW               28.000        65.83           22.4         153.3          153.3        18.3         1.14     360,286
CMSB               13.375       204.29           22.3         103.6          131.5         8.7         2.39   2,368,247
PEEK               14.750        42.71           22.0          98.9           98.9        21.3         2.44     200,341
HHFC               12.500        10.99           21.9         106.8          106.8        11.4         3.52      96,085
HMNF               13.750        74.43           21.8         105.4          114.9        10.3         1.75     725,180
FFWD               15.250        40.70           21.8         180.5          180.5        24.5         2.36     166,150
MRKF               10.750        14.36           21.5          91.3           91.3        26.8         2.61      53,653
YFED               18.000       161.42           21.4         147.8          147.8        13.1         2.89   1,229,268
CLAS               13.000        16.89           21.3          82.3           95.7        12.2         2.46     137,984
OFCP               24.000       136.42           21.1         181.4          221.4        14.9         1.67     919,865
QCSB               35.500       524.25           21.0         271.6          271.6        30.9         2.82   1,715,164
MSBF               16.875        22.58           20.8         169.6          169.6        28.2         1.78      79,967
PERM               12.000        45.94           20.7         110.8          135.8         9.8         2.00     506,725
CFCP               17.000       106.35           20.5         292.1          292.1        17.2         1.65     616,887
ESBK               25.125        18.26           20.4         123.5          123.5         7.9         2.55     231,725
FAB                14.250       111.98           20.4          90.4           90.4         9.0         1.40   1,315,743

SOURCE: SNL & F&C CALCULATIONS        13

FERGUSON & COMPANY          EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------


            Current         Current                         Current         Current                  Current            Total
              Stock          Market            Price         Price/      Price/Tang      Price/     Dividend           Assets
              Price           Value     LTM Core EPS     Book Value      Book Value      Assets        Yield           ($000)
Ticker          ($)            (SM)              (x)            (%)             (%)         (%)          (%)         Mst RetQ
ALBC          9.750            7.34             20.3          116.5           116.5         9.9         1.23           74,118
SSM          16.125           29.08             20.2           96.9            96.9        26.5         2.85          112,253
CVAL         29.500           68.66             20.1          215.6           215.6        18.2         1.49          377,012
FISB         20.000          255.62             20.0          159.5           161.2        14.6         2.40        1,750,819
HFSA         18.125           14.80             19.9          109.8           109.8        11.1         3.09          133,326
CASH         18.500           48.21             19.9          112.8           126.3        11.5         2.60          421,258
DME          19.000        2,157.13             19.8          162.1           197.1        10.3         1.05       20,913,891
CAFI         16.750           91.69             19.7          157.9           167.8        15.6         2.31          588,220
IFSB         13.000           16.65             19.7           78.7            86.2         6.3         1.92          265,940
LVSB         19.750           98.31             19.6          163.1           239.1        15.9         1.27          619,638
COOP         13.250           40.11             19.5          132.5           132.5        10.5         -             381,054
LSBI         31.750           30.19             19.5          155.2           155.2        13.9         1.26          218,633
FBER         16.250           42.01             19.4          120.5           120.5        14.0         1.72          300,755
FFDB         12.750           31.04             19.3          174.4           188.9        17.3         2.20          179,893
OHSL         15.250           38.07             19.3          138.4           138.4        15.4         3.28          247,853
CASB         12.875           54.92             19.2          174.7           174.7        12.4         -             444,155
HZFS         15.750           13.86             19.2          163.2           163.2        15.4         1.14           89,947
EMLD         11.250          115.59             19.1          220.2           222.8        18.7         1.24          617,369
PFNC         13.875           69.40             19.0          174.5           195.7        12.1         1.10          602,326
NMSB         11.000           42.17             19.0          126.3           126.3        11.5         -             367,569
HRBF         18.000           33.53             19.0          112.9           112.9        14.2         2.63          235,733
ASBP         12.875           21.31             18.9          147.0           147.0        18.3         3.11          116,437
IWBK         23.250          364.28             18.9          216.9           223.8        15.5         2.29        2,351,248
FDEF         11.875           96.87             18.9           93.8            93.8        16.6         3.03          582,124
HFFB         15.250           29.38             18.8           94.3            94.3        27.0         2.62          109,033
EFBC         12.500           31.01             18.7           80.0            80.0        29.0         2.56          106,940
KYF          13.750           17.07             18.6          118.4           118.4        20.8         3.64           82,046
PRBC         13.000           13.68             18.6           85.9            85.9         8.3         1.34          164,656
FTSB         15.000           22.11             18.5          135.8           135.8        21.8         1.67          101,352
ASBI         18.375           59.77             18.4          131.0           133.4        15.9         3.48          375,297
GFCO         20.000           45.67             18.4          158.7           160.1        15.2         2.20          300,448
PCBC         19.500           16.14             18.2           97.4            97.4        18.0         2.56           89,761
THRD         18.750           54.35             18.2          105.1           123.8         8.7         2.56          689,284
CFFC         12.000           30.85             18.2          119.4           119.9        16.8         -             183,230
SFFC         12.000           18.79             18.2          116.9           116.9        20.9         1.67           89,802
STFR         39.000          199.32             18.1          151.3           169.1        11.4         -           1,754,803
GSFC         12.250           50.02             18.0           82.7            82.7        28.9         3.92          173,265
MARN         22.750           38.77             17.9          103.0           105.2        20.0         3.87          193,963
CFSB         21.625          176.61             17.9          267.6           267.6        20.8         2.41          847,769
CIBI         12.500           15.83             17.9          149.3           149.3        16.4         1.92          101,734
PFED         13.875           33.55             17.8           83.8            83.8        17.1         -             196,812
DCBI         16.000           29.57             17.8          107.8           107.8        26.0         1.50          113,585
TWIN         12.750           15.83             17.7          112.9           112.9        14.3         3.14          110,610
GUPB         13.938           16.74             17.6          114.8           114.8        14.2         2.15          118,175
FCBF         28.000          108.00             17.6          143.3           143.3        21.0         3.14          515,516
WSB           5.250           23.21             17.5          100.8           100.8         8.5         1.91          273,549
BFD          18.125           97.75             17.4          112.0           116.0         9.2         2.21        1,058,207
LARK         20.500           31.76             17.2          106.0           106.0        13.9         -             229,337
BKCT         17.000           86.95             17.2          177.5           177.5        17.6         3.18          495,178
FFKY         25.000          103.24             17.0          188.8           198.9        25.2         2.40          409,651
FFLC         16.750           62.68             16.9          118.7           118.7        15.2         2.15          412,443
CEBK         20.250           39.79             16.9          106.9           117.4        10.4         1.58          381,857
PDB           9.875           27.16             16.7          125.8           125.8        20.8         4.86          130,541
HMLK         14.375           28.25             16.7           97.1            97.1        14.7         2.23          192,271
FWWB         19.375          225.66             16.7          118.5           143.4        16.6         1.86        1,362,063
WFI          12.000           48.17             16.7          184.9           187.8        13.4         2.08          358,573
RARB         26.000           61.70             16.6          193.7           196.1        14.2         2.31          434,606
MCBN          8.750            6.24             16.5          119.1           119.1         9.6         2.29           65,309
PFDC         20.625           69.61             16.4          152.0           152.0        22.8         2.13          304,320
ANA          18.500           43.66             16.2          105.6           105.6        15.5         2.38          298,148
SCBS         14.750           16.78             16.2          142.4           142.4        24.7         2.03           67,920
PSFI         11.000           21.43             16.2           97.5            97.5        26.1         4.36           85,000
SOPN         21.000           77.93             16.2          112.1           112.1        25.6         4.76          304,088
FFCH         17.750          242.03             16.1          199.0           199.0        12.9         2.37        1,874,198
FFHS         14.500           25.85             16.1          119.2           119.7        10.9         2.07          237,679
FFYF         31.250          125.34             16.1          148.8           148.8        19.2         2.56          651,746
HOMF         24.000          123.34             16.1          184.2           189.0        17.1         1.67          719,549
FFBH         19.000           91.55             16.1          108.8           108.8        16.0         1.47          578,142

SOURCE: SNL & F&C CALCULATIONS        14

FERGUSON & COMPANY         EXHIBIT V - SELECTED PUBLICITY HELD THRIFTS
------------------

                       Current   Current                      Current       Current                   Current            Total
                        Stock     Market         Price/         Price    Price/Tang      Price/      Dividend           Assets
                        Price      Value   LTM Core EPS    Book Value    Book Value      Assets         Yield           ($000)
Ticker                    ($)       (SM)            (x)          (%)            (%)         (%)           (%)         Mst RctQ
MFBC                   20.250      32.20           16.1         97.3           97.3        11.1          1.68          290,936
CMRN                   16.000      38.94           16.0         88.8           88.8        17.6          1.75          220,784
CRZY                   13.250      12.44           16.0         86.3           86.3        20.2          3.02           61,478
PTRS                   14.000      13.32           15.9        121.9          121.9        10.4          -             128,149
MASB                   40.000     144.01           15.9        131.4          133.2        15.5          -             929,672
FNGB                   10.500      93.02           15.7        123.7          123.7        13.5          3.43          690,372
AFBC                   13.875      14.90           15.6         95.6           95.6        13.5          2.31          110,668
UFBS                   14.500      18.49           15.6        125.4             NA        10.1          2.57          183,066
TRIC                   11.500      13.43           15.5         94.3           94.3        15.5          3.83           86,549
ESBF                   16.000      90.07           15.5        135.1          151.4         9.5          2.25          956,146
HAVN                   16.000     141.59           15.5        120.0          125.6         6.3          1.88        2,265,248
FBSI                   13.000      28.78           15.5        118.1          123.1        16.7          0.92          172,173
BFSB                   11.750      27.00           15.5        130.3          130.3        17.3          2.72          156,509
YFCB                   15.000      40.89           15.5        100.6          100.6        10.4          -             401,565
FFOH                   13.000      72.79           15.3        110.3          123.9        13.7          2.46          531,926
KFBI                   14.000     138.83           15.2         87.4           95.4        13.8          2.57        1,008,688
FMCO                   10.750      77.62           15.1        188.9          190.3        11.5          1.12          673,699
THR                    15.125      12.47           15.1         94.1           94.4        12.7          2.91           98,063
MDBK                   36.125     160.93           15.1        158.6          167.1        14.2          2.22        1,135,299
CATB                   13.500      59.89           15.0         85.9           85.9        19.6          2.74          309,566
CKFB                   15.000      12.65           15.0         86.8           86.8        20.2          3.60           62,759
FCME                   12.000      16.33           15.0        106.2          106.2         9.5          -             171,719
INBI                   16.500      82.75           15.0        135.4          135.4        21.6          3.64          382,841
METF                   12.000      84.62           15.0        213.9          230.8         8.0          -           1,058,887
PBCI                   24.000      68.23           15.0        138.7          139.5        17.3          4.67          394,271
PFFB                   13.938     215.20           15.0         93.4           94.4         7.5          -           3,007,845
EQSB                   24.750      30.28           14.9        168.7          168.7         8.6          -             350,555
FFWC                   17.125      24.97           14.9        130.5          141.9        12.3          2.45          203,311
BDJI                   14.500      14.47           14.8        114.2          114.2        11.9          -             121,315
ABBK                   13.000      45.53           14.8        132.0          144.8         8.4          1.54          546,208
DCOM                   15.313     186.46           14.7        100.1          114.9        11.5          2.61        1,623,926
LOGN                   15.000      18.93           14.7        111.4          111.4        21.0          2.93           90,264
SVRN                   12.188   1,934.22           14.7        173.6          196.9         9.9          0.66       18,847,318
HARL                   29.625      49.63           14.7        195.7          195.7        12.6          -             395,383
NBN                    11.000      27.07           14.7        113.2          124.6         7.9          1.93          310,623
FKKY                   14.063      22.77           14.7        100.3          100.3        16.9          5.69          134,485
HFFC                   18.000      79.11           14.6        139.8          139.8        13.9          -             570,060
FSTC                   22.000      61.54           14.6        162.2          197.7        16.2          1.46          379,694
WVFC                   15.438      55.84           14.6        169.3          169.3        18.8          3.89          297,054
RIVR                   14.750      17.56           14.5         95.0           96.2        12.9          1.49          135,683
OCFC                   13.875     213.45           14.5        102.3          102.8        14.0          3.46        1,538,264
BKC                    21.750     101.94           14.4        171.9          177.3        14.9          3.68          685,545
PVSA                   30.000     155.18           14.3        184.6          185.5        14.2          2.00        1,095,373
QCBC                   16.000      93.23           14.3        120.7          120.7        10.5          -             887,480
HBNK                   38.000      88.52           14.2        196.3          196.3        15.4          1.32          573,412
CNIT                   17.000      85.31           14.2        156.8          169.3        13.0          2.35          651,857
FFIC                   18.875     147.42           14.1        105.5          109.5        13.5          1.91        1,091,908
LARL                   19.000      41.64           14.1        177.1          177.1        18.8          3.16          220,986
SKAN                   14.625      21.13           14.1        115.2          117.9         7.9          1.92          266,730
MFLR                   19.500      17.54           14.0        135.3          137.3        12.9          4.10          135,518
STSA                   14.750     112.18           13.9        106.1          269.7         5.4          -           2,076,759
WEFC                   16.000      29.37           13.9        103.7          103.7        15.9          3.75          188,677
BPLS                    7.625     147.85           13.9         79.8           87.0         3.5          -           4,286,237
KNK                    25.750      35.53           13.8         90.6          106.0         8.8          -             401,934
RELY                   26.063     249.29           13.8        128.0          183.4        10.0          2.76        2,485,729
WRNB                    9.750      77.12           13.7        194.2          194.2        20.4          3.69          378,137
MBLF                   19.750      24.63           13.7         88.3           88.3        11.9          3.04          207,453
FSBI                   19.000      37.51           13.7        133.5          133.5         9.5          -             396,180
FTF                    23.875      41.49           13.6        147.1          147.1        21.9          2.35          189,557
MECH                   21.875     115.83           13.6        124.9          124.9        12.1          -             954,671
DSL                    23.063     648.18           13.6        141.2          142.7        11.1          1.39        5,832,102
MAFB                   20.500     462.82           13.5        165.3          185.2        13.0          1.37        3,569,656
WAMU                   32.000  12,391.51           13.5        214.9          228.4        12.0          2.58      103,396,952
HALL                   11.563      33.92           13.3         96.0           96.0         7.7          -             438,374
CFNC                    9.000      17.15           13.2        111.4          111.4        15.1          2.67          113,911
FFSL                   11.250      10.77           13.2         91.2           91.2         8.7          2.67          123,366
QCFB                   28.500      38.90           13.2        142.6          142.6        25.3          -             154,089
WSTR                   17.000      94.95           13.2         86.6          106.2         9.3          -           1,022,136

SOURCE: SNL & F&C CALCULATIONS          15

FERGUSON $ COMPANY         EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------


               Current         Current                        Current       Current                  Current         Total
                 Stock          Market           Price/        Price/    Price/Tang     Price/      Dividend        Assets
                 Price           Value     LTM Core EPS    Book Value    Book Value     Assets         Yield        ($000)
Ticker             ($)            (SM)              (x)           (%)           (%)        (%)           (%)      Mst RctQ
FESX            15.125          114.38             13.2         121.9         167.9        8.7          3.70     1,314,752
FMSB            13.000           55.17             13.1         162.1         162.1       11.7          1.54       470,866
NWEQ            18.000           14.86             13.0         126.4         126.4       15.4          -           96,452
CENB            13.625           17.32             13.0          92.4          92.4       17.9          4.99        96,866
COFI            23.000        2,931.56             12.9         198.5         210.8       14.8          2.44    19,813,254
FFHH            13.500           39.53             12.9          82.5          82.5        9.6          3.70       414,072
FBBC            16.250          105.59             12.8         138.0         138.0       14.0          2.46       756,638
GAF             13.625           98.38             12.7          91.2          92.1       11.7          -          838,272
TSH             14.625           50.29             12.7          88.1          88.1       12.2          3.42       412,426
SFIN            15.250           66.49             12.7         105.1         105.2       10.2          3.41       656,635
GPT             25.188        2,100.25             12.6         142.7         252.4       16.3          2.54    12,853,902
PHFC            13.000           24.71             12.5          99.1         100.2        6.9          1.85       372,533
SPBC            17.250          699.80             12.5         135.3         135.8       13.0          3.48     4,564,869
ASFC            36.000          957.37             12.3         107.0         149.4        8.3          2.22    11,575,551
RSLN            13.750          569.25             12.3          95.8          96.2       14.8          2.91     3,853,282
EBSI            17.500          101.67             12.2         131.0         131.0        9.1          3.66     1,120,232
ANDB            28.000          181.46             12.2         159.0         159.0       13.0          2.57     1,392,342
DNFC            16.375          149.95             12.2         141.8         142.9        7.9          1.22     1,898,004
CRSB            14.000           53.66             12.1         231.0         243.9       26.6          -          202,034
PHBK            15.688        1,376.03             12.1         189.9         228.7       14.1          2.81     9,768,079
HRZB            13.125           98.28             12.0         115.1         115.1       17.8          3.35       553,063
HPBC            22.375           41.21             12.0         181.6         181.6       15.8          3.58       260,456
WSFS            15.750          197.27             12.0         206.7         207.8       12.7          0.76     1,551,631
NEIB            16.875           27.39             11.9         105.0         105.0       13.7          2.02       203,263
JSB             45.250          445.88             11.9         117.1         117.1       28.5          3.54     1,563,460
BVCC            17.000          344.75             11.8          87.5         134.9        6.0          2.35     5,720,109
FFFD            15.000           46.55             11.8          95.4         110.1       14.2          2.13       331,124
MWBX             6.375           90.85             11.8         188.1         188.1       13.8          3.14       658,462
MWBI            12.250           12.87             11.7         112.9         112.9        8.1          2.61       159,460
KSBK            16.000           20.14             11.6         160.5         182.7       12.8          0.63       157,745
JXVL            14.500           35.12             11.5         100.1         100.1       14.5          3.45       242,673
FED             14.750          312.92             11.4         130.2         131.0        7.8          -        4,010,381
NHTB            14.500           30.37             11.4         115.1         131.7        9.4          4.14       324,320
ABCL            16.750          191.53             11.4         106.0         106.9        9.3          2.63     2,068,197
HCFC            11.500           10.40             11.3          96.1          96.1       13.3          3.13        78,042
FKFS            12.000           28.96             11.2         114.0         114.0        7.4          1.67       390,970
WBST            20.625          790.33             11.2         144.1         170.0        8.6          2.13     9,189,143
GDW             76.125        4,384.77             11.2         150.0         150.0       11.2          0.66    39,067,229
IPSW            11.625           27.78             11.2         212.9         212.9       11.9          1.38       233,662
FFES            25.125           69.02             11.1          97.7          97.7        7.0          2.71       980,415
WFSL            22.625        1,186.87             11.1         153.6         165.4       21.4          4.07     5,558,970
HIFS            23.000           30.12             11.1         133.0         133.0       12.5          2.44       239,148
CFB             22.000        1,336.72             11.0         143.9         162.4       10.5          1.00     8,852,640
HBS             19.000           23.76             10.7         107.5         111.0       15.7          3.16       151,718
FLGS            22.750          310.99             10.6         217.9         223.9       12.1          1.23     2,573,280
BNKU            33.250        1,050.60             10.3         156.9         172.7        8.0          1.93    13,095,947
ITLA            17.500          134.76             10.2         126.4         126.7       13.2          -        1,021,343
PVFC            12.000           47.88             10.2         158.7         158.7       11.4          -          418,928
PFSB            10.875          102.07              9.7          91.6         105.3        6.6          1.29     1,551,938
CBCI            26.750           84.14              9.5          96.4          96.4       17.1          -          491,961
HTHR            14.500           75.22              8.1          96.2          96.2        3.8          -        1,201,331
AABC             8.313           10.12              7.6         109.2         109.2        8.7          -          116,921
CBSA            15.000          113.49              7.4         100.0         114.8        3.8          2.13     2,980,528
LSBX            11.000           47.63              5.5         114.4         114.4       13.8          -          344,874

Maximum         76.125       12,391.51             34.5         354.2         378.9       34.8          5.69   103,396,952
Minimum          5.250            6.24              5.5          66.9          69.2        3.5          -           42,560
Average         17.347          210.78             17.6         133.2         139.9       14.8          2.00     1,739,889
Median          15.563           48.03             16.2         120.2         125.8       14.0          2.14       373,915

SOURCE:  SNL & F&C CALCULATIONS       16

FERGUSON & COMPANY           EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

                                     Tangible                         Core          Core
                    Equity/           Equity/         Core         Income/       Income/                                   NPAs/
                     Assets       Tang Assets          EPS      Avg Assets    Avg Equity     Merger        Current        Assets
                        (%)               (%)          ($)             (%)           (%)    Target?        Pricing           (%)
Ticker             Mst RctQ          Mst RctQ          LTM             LTM           LTM      (Y/N)           Date      Mst RctQ
PWBK                     17.3            17.3         0.37            0.53          2.91        N         08/31/98          0.72
CNSB                     24.8            24.8         0.45            0.76          3.09        N         08/31/98          0.07
PBHC                     11.9            10.3         0.40            0.58          4.96        N         08/31/98          1.30
WAYN                      9.5             9.5         0.65            0.65          6.81        N         08/31/98          0.48
SRN                      17.4            17.3         0.43            0.49          2.84        N         08/31/98          -
ALLB                     10.7            10.7         0.62            0.76          6.88        N         08/31/98          0.99
PROV                     10.6            10.6         0.46            0.30          2.50        N         08/31/98          1.04
BKUNA                     5.4             4.6         0.28            0.19          3.70        N         08/31/98          0.46
FFDF                     22.3            22.3         0.52            0.79          3.30        N         08/31/98          0.08
CSBF                     23.2            22.2         0.35            0.60          2.55        N         08/31/98          1.13
PULB                     13.4            13.4         0.75            0.87          6.54        N         08/31/98            NA
BANC                      6.8             5.3         0.30            0.38          6.43        N         08/31/98          0.72
FGHC                      8.2             7.7         0.38            1.16         14.15        N         08/31/98          1.65
FCB                      21.4            21.4         0.60            0.84          3.59        N         08/31/98          -
GSLA                     36.0            36.0         0.43            1.01          2.41        N         08/31/98          0.12
FBHC                      7.2             6.8         0.63            0.44          6.65        N         08/31/98          0.27
FTNB                     23.4            23.4         0.61            0.95          3.88        N         08/31/98          0.70
GTPS                     18.3            18.3         0.61            0.70          3.60        N         08/31/98          0.01
FLAG                      8.7             8.7         0.50            0.68          7.69        N         08/31/98          1.26
EFBI                      9.0             8.8         0.99            0.66          6.30        N         08/31/98          0.03
CFTP                     22.3            22.3         0.58            1.07          4.28        N         08/31/98          0.28
FFSX                      7.6             6.2         1.16            0.69          8.16        N         08/31/98          0.42
FLKY                     26.7            26.7         0.53            1.04          3.46        N         08/31/98          1.70
NSLB                     18.5            18.4         0.65            0.67          3.48        N         08/31/98          0.01
SCCB                     20.4            20.4         0.74            1.01          4.19        N         08/31/98          1.26
WCFB                     23.4            23.4         0.64            1.40          5.96        N         08/31/98          0.05
CMSV                     10.9            10.9         0.93            0.65          5.82        N         08/31/98          0.27
CNY                       8.4             8.1         0.42            0.22          2.65        N         08/31/98          1.91
SMBC                     15.5            15.5         0.70            0.69          4.23        N         08/31/98          0.97
PLSK                     11.8            11.8         0.52            0.58          4.89        N         08/31/98          0.63
PSFC                     18.5            18.5         0.74            1.18          5.44        N         08/31/98            NA
LFED                     16.5            16.5         0.66            1.19          7.22        N         08/31/98          0.03
ANE                       7.8             7.7         0.44            0.46          6.20        N         08/31/98          0.47
SGVB                      7.9             7.8         0.59            0.36          4.69        N         08/31/98            NA
JSBA                      9.7             8.0         0.78            0.62          6.66        N         08/31/98          0.70
FFFL                      6.2             6.0         0.93            0.52          7.22        N         08/31/98          0.27
AMFC                     12.7            12.7         0.61            0.53          3.77        N         08/31/98          0.19
PBCT                      9.4             8.2         0.88            0.66          7.30        N         08/31/98          0.70
FFBZ                      8.0             8.0         0.47            0.77         10.08        N         08/31/98          0.54
SZB                       9.9             9.7         0.66            0.41          3.71        N         08/31/98          0.05
NWSB                      8.6             7.8         0.43            0.91          9.94        N         08/31/98          0.50
CBES                     13.6            13.6         0.80            0.67          4.36        N         08/31/98            NA
HWEN                     17.6            17.6         0.36            0.71          4.09        N         08/31/98          1.10
FLFC                      7.8             7.2         0.81            0.76         10.18        N         08/31/98          0.77
ABCW                      6.4             6.3         1.00            0.97         14.73        N         08/31/98          0.58
AHCI                     10.3            10.3         0.57            0.41          3.52        N         08/31/98          0.52
FTFC                      7.5             7.2         0.57            0.71         10.26        N         08/31/98          0.23
MFFC                     11.1            11.1         0.57            0.56          4.70        N         08/31/98          0.16
PBKB                      3.8             3.6         0.66            0.30          7.18        N         08/31/98          0.35
SOBI                     14.1            14.1         0.64            0.57          3.89        N         08/31/98          0.29
LXMO                     16.1            15.1         0.62            0.77          3.80        N         08/31/98          0.47
WHGB                     15.3            15.3         0.49            0.59          3.21        N         08/31/98          0.59
HBFW                     11.9            11.9         1.25            0.83          6.68        N         08/31/98          -
CMSB                      8.4             6.8         0.60            0.41          4.42        N         08/31/98          0.41
PEEK                     21.6            21.6         0.67            1.01          4.11        N         08/31/98          0.61
HHFC                     10.7            10.7         0.57            0.56          4.98        N         08/31/98          0.09
HMNF                      9.8             9.0         0.63            0.57          4.50        N         08/31/98          0.05
FFWD                     13.6            13.6         0.70            1.17          9.09        N         08/31/98          0.02
MRKF                     29.3            29.3         0.50            1.09          3.15        N         08/31/98          -
YFED                      8.9             8.9         0.84            0.67          7.58        N         08/31/98          0.98
CLAS                     14.9            13.1         0.61            0.56          3.72        N         08/31/98          0.28
OFCP                      8.2             6.8         1.14            0.79          9.33        N         08/31/98          0.49
QCSB                      9.9             9.9         1.69            1.49         14.16        N         08/31/98          0.39
MSBF                     16.7            16.7         0.81            1.35          8.10        N         08/31/98          0.41
PERM                      8.6             7.1         0.58            0.58          5.97        N         08/31/98          0.18
CFCP                      5.9             5.9         0.83            0.99         16.06        N         08/31/98          0.48
ESBK                      6.3             6.3         1.23            0.38          6.11        N         08/31/98          0.82
FAB                       8.9             8.9         0.70            0.48          4.44        N         08/31/98          0.29



                  Price/
                    Core
                     EPS
Ticker               (x)
PWBK               159.4
CNSB                48.4
PBHC                30.7
WAYN                31.6
SRN                 26.9
ALLB                30.1
PROV                59.4
BKUNA               NM
FFDF                33.3
CSBF                22.1
PULB                32.5
BANC                19.6
FGHC                27.2
FCB                 30.4
GSLA                50.5
FBHC                26.6
FTNB                37.2
GTPS                22.6
FLAG                30.1
EFBI                20.2
CFTP                24.4
FFSX                25.0
FLKY                23.7
NSLB                19.4
SCCB                21.0
WCFB                25.0
CMSV                23.0
CNY                 18.5
SMBC                19.6
PLSK                26.6
PSFC                32.4
LFED                23.5
ANE                 20.4
SGVB                21.0
JSBA                29.2
FFFL                25.3
AMFC                22.8
PBCT                22.8
FFBZ                21.4
SZB                 55.8
NWSB                22.7
CBES                25.7
HWEN                25.8
FLFC                22.0
ABCW                21.1
AHCI                20.3
FTFC                32.5
MFFC                23.2
PBKB                25.0
SOBI                22.7
LXMO                23.3
WHGB                18.3
HBFW                21.2
CMSB                33.4
PEEK                21.7
HHFC                22.3
HMNF                22.9
FFWD                23.8
MRKF                24.4
YFED                21.4
CLAS                20.3
OFCP                20.0
QCSB                18.5
MSBF                19.2
PERM                23.1
CFCP                19.3
ESBK                14.6
FAB                 19.8

SOURCE: SNL & F&C CALCULATIONS        17

FERGUSON & COMPANY                   EXHIBIT V - SELECTED PUBLICITY HELD THRIFTS
-------------------

                               Tangible                      Core        Core
                    Equity/     Equity/         Core      Income/     Income/                          NPAs/     Price/
                     Assets Tang Assets          EPS   Avg Assets  Avg Equity  Merger     Current     Assets      Core/
                        (%)         (%)          ($)          (%)         (%)  Target     Pricing        (%)        EPS
Ticker             Mst RctQ    Mst RctQ          LTM          LTM         LTM   (Y/N)        Date   Mst RctQ        (x)
ALBC                    8.5         8.5         0.48         0.50        5.82       N    08/31/98       0.47       20.3
SSM                    27.3        27.3         0.80         1.40        4.84       N    08/31/98        -         25.2
CVAL                    8.5         8.5         1.47         0.98       11.68       N    08/31/98       0.33       23.8
FISB                    9.2         9.1         1.00         0.83        8.69       N    08/31/98       1.11       22.7
HFSA                   10.1        10.1         0.91         0.61        5.40       N    08/31/98       0.14       21.6
CASH                   10.2         9.2         0.93         0.64        5.95       N    08/31/98       1.24       14.9
DME                     6.4         5.3         0.96         0.51        8.82       N    08/31/98       1.03       33.9
CAFI                    9.9         9.4         0.85         0.89        9.23       N    08/31/98       0.47       27.9
IFSB                    8.0         7.3         0.66         0.32        4.39       N    08/31/98        NA         7.6
LVSB                    9.7         6.9         1.01         0.86        8.20       N    08/31/98       0.96       15.0
COOP                    8.0         8.0         0.68         0.60        7.68       N    08/31/98        -         15.8
LSBI                    8.4         8.4         1.63         0.72        8.52       N    08/31/98       1.20       20.4
FBER                   11.6        11.6         0.84         0.72        5.49       N    08/31/98       0.96       17.7
FFDB                    9.9         9.2         0.66         0.89        9.22       N    08/31/98       0.89       21.3
OHSL                   10.8        10.8         0.79         0.79        7.32       N    08/31/98       0.04       19.1
CASB                    7.1         7.1         0.67         0.75       10.78       N    08/31/98       0.54       18.9
HZFS                    9.4         9.4         0.82         0.79        8.26       N    08/31/98        NA        18.8
EMLD                    8.5         8.4         0.59         1.04       12.96       N    08/31/98       0.25       17.6
PFNC                    6.9         6.2         0.73         0.74       13.03       N    08/31/98       0.41       18.3
NMSB                    9.1         9.1         0.58         0.69        7.10       N    08/31/98       0.29       68.8
HRBF                   12.6        12.6         0.95         0.75        5.88       N    08/31/98       0.32       16.7
ASBP                   12.4        12.4         0.68         0.94        6.67       N    08/31/98       0.28       16.9
IWBK                    7.2         6.9         1.23         0.80       11.66       N    08/31/98       0.67       20.8
FDEF                   17.7        17.7         0.63         0.89        4.72       N    08/31/98       0.29       15.6
HFFB                   26.5        26.5         0.81         1.35        5.06       N    08/31/98        -         18.2
EFBC                   36.2        36.2         0.67         1.45        3.94       N    08/31/98        -         18.4
KYF                    17.6        17.6         0.74         1.06        6.23       N    08/31/98       0.04       21.5
PRBC                    9.7         9.7         0.70         0.45        4.29       N    08/31/98       0.35       17.1
FTSB                   16.1        16.1         0.81         1.18        7.39       N    08/31/98       1.93       18.8
ASBI                   12.2        12.0         1.00         0.84        7.33       N    08/31/98       0.49       19.1
GFCO                    9.6         9.5         1.09         0.87        9.21       N    08/31/98       0.19       16.7
PCBC                   18.5        18.5         1.07         0.97        5.11       N    08/31/98        -         18.8
THRD                    7.5         6.4         1.03         0.57        6.40       N    08/31/98       0.31       19.5
CFFC                   14.1        14.0         0.66         0.96        7.01       N    08/31/98       1.30       18.8
SFFC                   17.9        17.9         0.66         1.16        6.49       N    08/31/98        NA        18.8
STFR                    7.5         6.7         2.16         0.68        8.56       N    08/31/98       0.18       16.8
GSFC                   34.9        34.9         0.68         1.58        4.46       N    08/31/98       0.07       18.0
MARN                   19.4        19.1         1.27         1.25        5.94       N    08/31/98       1.02       15.8
CFSB                    7.8         7.8         1.21         1.23       15.79       N    08/31/98       0.21       16.9
CIBI                   11.0        11.0         0.70         0.95        8.17       N    08/31/98       0.05       18.4
PFED                   20.3        20.3         0.78         0.93        4.36       N    08/31/98       0.07       14.5
DCBI                   24.2        24.2         0.90         1.45        5.56       N    08/31/98        -         17.4
TWIN                   12.7        12.7         0.72         0.82        6.41       N    08/31/98       0.37       17.7
GUPB                   12.3        12.3         0.79         0.90        6.67       N    08/31/98       0.37       16.6
FCBF                   14.6        14.6         1.59         1.16        8.14       N    08/31/98       0.22       18.9
WSB                     8.4         8.4         0.30         0.50        5.92       N    08/31/98        NA        16.4
BFD                     7.8         7.6         1.04         0.58        6.81       N    08/31/98       0.17       18.9
LARK                   13.1        13.1         1.19         0.90        6.45       N    08/31/98       0.06       19.7
BKCT                    9.9         9.9         0.99         1.22       11.90       N    08/31/98       0.61       15.7
FFKY                   13.4        12.8         1.47         1.53       11.38       N    08/31/98       0.03       16.9
FFLC                   12.8        12.8         0.99         0.95        7.23       N    08/31/98       0.26       14.4
CEBK                    9.7         9.0         1.20         0.63        6.45       N    08/31/98       0.40       17.5
PDB                    16.6        16.6         0.59         1.23        7.50       N    08/31/98       0.71       19.0
HMLK                   15.1        15.1         0.86         0.92        5.28       N    08/31/98       0.06       17.1
FWWB                   12.6        10.6         1.16         1.06        7.88       N    08/31/98       0.42       16.7
WFI                     7.3         7.2         0.72         0.90       12.34       N    08/31/98        NA        15.8
RARB                    7.3         7.3         1.57         0.98       12.82       N    08/31/98       0.43       16.3
MCBN                    8.0         8.0         0.53         0.61        7.27       N    08/31/98       0.38       31.3
PFDC                   15.0        15.0         1.26         1.45        9.56       N    08/31/98       0.16       17.2
ANA                    14.7        14.7         1.14         0.98        6.07       N    08/31/98       0.29       17.8
SCBS                   17.3        17.3         0.91         1.22        6.49       N    08/31/98       0.18       12.7
PSFI                   26.8        26.8         0.68         1.72        5.52       N    08/31/98       0.41       15.3
SOPN                   22.9        22.9         1.30         1.76        7.64       N    08/31/98       0.18       15.9
FFCH                    6.5         6.5         1.10         0.85       13.51       N    08/31/98       1.16       15.9
FFHS                    9.1         9.1         0.90         0.70        7.65       N    08/31/98       0.34       15.8
FFYF                   12.9        12.9         1.94         1.21        9.10       N    08/31/98       0.51       16.3
HOMF                    9.3         9.1         1.49         1.16       13.09       N    08/31/98       0.59       17.1
FFBH                   14.7        14.7         1.18         0.99        6.63       N    08/31/98       0.85       15.8



SOURCE: SNL & F&C CALCULATIONS        18

FURGUSSON & COMPANY        EXHIBIT V - SELECTED PUBLICITY HELD THRIFTS
-------------------

                              Tangible                      Core       Core
                    Equity/    Equity/         Core       Income/     Income/                               NPAs/      Price/
                    Assets   Tang Assets       EPS      Avg Assets   Avg Equity  Merger         Current     Assets      Core/
                     (%)        (%)            ($)           (%)        (%)      Target         Pricing       (%)        EPS
Ticker             Mst RctQ   Mst RctQ         LTM           LTM        LTM       (Y/N)           Date      Mst RctQ     (x)
MFBC                   11.4        11.4         1.26         0.78        6.28        N           08/31/98     0.06       17.5
CMRN                   19.9        19.9         1.00         1.12        5.36        N           08/31/98     0.40       14.3
CRZY                   23.4        23.4         0.83         1.23        5.15        N           08/31/98     0.13       17.4
PTRS                    8.5         8.5         0.88         0.69        7.69        N           08/31/98     0.32       15.9
MASB                   11.8        11.6         2.52         1.00        8.98        N           08/31/98     0.20       16.1
FNGB                   10.9        10.9         0.67         0.91        8.20        N           08/31/98     0.12       15.4
AFBC                   14.1        14.1         0.89         0.84        5.55        N           08/31/98     0.20       13.9
UFBS                    8.1        NA           0.93         0.70        8.86        N           08/31/98      NA        15.8
TRIC                   16.4        16.4         0.74         1.03        6.60        N           08/31/98       -        16.9
ESBF                    7.0         6.3         1.03         0.66        8.61        N           08/31/98     0.60       15.4
HAVN                    5.2         5.0         1.03         0.48        8.32        N           08/31/98     0.45       20.0
FBSI                   14.2        13.7         0.84         1.09        7.86        N           08/31/98     0.03       17.1
BFSB                   13.3        13.3         0.76         1.23        8.79        N           08/31/98     0.21       13.4
YFCB                   10.3        10.3         0.97         0.81        6.16        N           08/31/98     0.15       18.8
FFOH                   12.4        11.2         0.85         0.86        6.90        N           08/31/98     0.26       15.5
KFBI                   14.0        13.0         0.92         0.91        6.03        N           08/31/98     0.05       14.0
FMCO                    6.1         6.0         0.71         0.85       13.56        N           08/31/98     0.70       14.9
THR                    13.5        13.5         1.00         0.81        5.97        N           08/31/98     0.98       18.0
MDBK                    8.9         8.5         2.39         1.02       11.25        N           08/31/98     0.18       14.8
CATB                   22.0        22.0         0.90         1.30        5.39        N           08/31/98     0.22       14.7
CKFB                   21.6        21.6         1.00         1.34        5.97        N           08/31/98     0.08       17.1
FCME                    9.0         9.0         0.80         0.73        7.42        N           08/31/98     0.21       15.8
INBI                   16.0        16.0         1.10         1.47        8.80        N           08/31/98     0.23       14.2
METF                    3.7         3.5         0.80         0.61       15.47        N           08/31/98     1.30       20.0
PBCI                   12.5        12.4         1.60         1.21        9.36        N           08/31/98     1.48       16.2
PFFB                    8.0         8.0         0.93         0.56        5.94        N           08/31/98     1.06       13.4
EQSB                    5.1         5.1         1.66         0.66       12.91        N           08/31/98      NA        16.3
FFWC                    9.4         8.7         1.15         0.86        9.02        N           08/31/98     0.43       23.8
BDJI                   10.5        10.5         0.98         0.71        6.72        N           08/31/98     0.16       13.0
ABBK                    6.4         5.8         0.88         0.65        9.70        N           08/31/98     0.14       20.3
DCOM                   11.5        10.2         1.04         0.86        6.75        N           08/31/98     0.39       12.4
LOGN                   18.8        18.8         1.02         1.50        7.90        N           08/31/98     0.26       15.0
SVRN                    5.5         4.9         0.83         0.71       12.80        N           08/31/98     0.54       13.3
HARL                    6.4         6.4         2.02         0.97       14.71        N           08/31/98      -         14.2
NBN                     7.6         7.1         0.75         0.72        9.20        N           08/31/98     1.08       10.6
FKKY                   16.9        16.9         0.96         1.19        7.01        N           08/31/98      NA        14.7
HFFC                    9.9         9.9         1.23         0.98       10.18        N           08/31/98     0.44       17.3
FSTC                   10.0         8.3         1.51         1.28       12.77        N           08/31/98     1.08       16.2
WVFC                   11.1        11.1         1.06         1.29       11.27        N           08/31/98     0.20       14.3
RIVR                   13.6        13.5         1.02         0.82        6.27        N           08/31/98     0.55       14.2
OCFC                   13.7        13.7         0.96         0.92        6.37        N           08/31/98     0.40       15.8
BKC                     8.7         8.4         1.51         1.15       13.62        N           08/31/98     2.08       13.0
PVSA                    7.7         7.6         2.10         1.08       14.59        N           08/31/98     0.43       13.9
QCBC                    8.7         8.7         1.12         0.76        8.80        N           08/31/98     1.11       12.9
HBNK                    7.9         7.9         2.67         1.20       15.59        N           08/31/98     1.84       12.0
CNIT                    7.9         7.4         1.20         0.84       11.65        N           08/31/98     0.17       15.7
FFIC                   12.8        12.4         1.34         0.95        7.20        N           08/31/98     0.31       12.8
LARL                   10.6        10.6         1.35         1.46       13.93        N           08/31/98     0.32       12.5
SKAN                    6.9         6.7         1.04         0.60        8.70        N           08/31/98     1.74       13.5
MFLR                    9.6         9.4         1.39         0.98       10.22        N           08/31/98     0.59       13.2
STSA                    5.1         2.1         1.06         0.44        8.04        N           08/31/98     0.52       23.1
WEFC                   15.4        15.4         1.15         1.10        7.63        N           08/31/98     0.14       14.3
BPLS                    4.3         4.0         0.55         0.27        6.35        N           08/31/98     1.75        NM
KNK                     9.8         8.5         1.86         0.75        7.21        N           08/31/98     0.71       16.9
RELY                    7.8         5.6         1.89         0.82        9.66        N           08/31/98     0.40       14.2
WRNB                   10.5        10.5         0.71         1.54       14.31        N           08/31/98     1.15       13.5
MBLF                   13.5        13.5         1.44         0.86        6.74        N           08/31/98     0.55       12.7
FSBI                    7.1         7.1         1.39         0.72       10.49        N           08/31/98     0.17       14.0
FTF                    14.9        14.9         1.75         1.66       10.88        N           08/31/98      -         12.7
MECH                    9.7         9.7         1.61         0.96        9.63        N           08/31/98     0.46       11.6
DSL                     7.9         7.8         1.70         0.82       11.21        N           08/31/98     0.84       14.4
MAFB                    7.8         7.1         1.52         1.04       13.42        N           08/31/98     0.50       13.1
WAMU                    5.5         5.2         2.38         0.92       16.78        N           08/31/98     0.74       12.1
HALL                    7.6         7.6         0.87         0.63        8.30        N           08/31/98     0.31       13.1
CFNC                   13.5        13.5         0.68         1.06        5.85        N           08/31/98     0.14       11.8
FFSL                    9.6         9.6         0.85         0.72        7.31        N           08/31/98     0.49       10.4
QCFB                   17.7        17.7         2.16         1.66        9.55        N           08/31/98     0.35       12.5
WSTR                   10.7         8.9         1.29         0.72        6.73        N           08/31/98     0.43       13.7

SOURCE: SNL F&C CALCULATIONS          19

FERGUSON & COMPANY          EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

                                  Tangible                    Core        Core
                     Equity/       Equity/       Core       Income/     Income/                                NPAs/     Price/
                      Assets   Tang Assets        EPS    Avg Assets  Avg Equity    Merger        Current      Assets     Core/
                         (%)          (%)         ($)           (%)        (%)     Target?       Pricing         (%)      EPS
Ticker              Mst RctQ    Mst RctQ          LTM          LTM         LTM      (Y/N)           Date    Mst RctQ      (x)
FESX                    7.1         5.3         1.15         0.73        9.96        N            08/31/98     0.45       15.8
FMSB                    7.2         7.2         0.99         0.93       13.55        N            08/31/98     0.05       13.5
NWEQ                   12.2        12.2         1.38         1.13        9.74        N            08/31/98     1.71       12.5
CENB                   19.3        19.3         1.05         1.21        4.88        N            08/31/98     0.35       13.6
COFI                    7.5         7.1         1.78         1.16       16.13        N            08/31/98     0.31       11.5
FFHH                   10.4        10.4         1.05         0.75        6.91        N            08/31/98     0.20       14.1
FBBC                   10.2        10.2         1.27         1.08       10.17        N            08/31/98     0.05       12.3
GAF                    12.9        12.8         1.07         0.96        6.67        N            08/31/98     0.24       14.2
TSH                    13.8        13.8         1.15         0.93        6.84        N            08/31/98     0.18       12.2
SFIN                    9.7         9.7         1.20         0.75        7.85        N            08/31/98     0.42       15.9
GPT                     9.9         5.9         2.00         1.14       11.83        N            08/31/98     2.54       11.7
PHFC                    6.9         6.9         1.04         0.62        7.19        N            08/31/98     1.24       12.0
SPBC                    9.6         9.6         1.38         1.04       11.38        N            08/31/98     0.22       12.7
ASFC                    8.1         6.1         2.93         0.76        9.18        N            08/31/98     0.38       11.7
RSLN                   15.4        15.4         1.12         1.23        7.13        N            08/31/98     0.23       11.5
EBSI                    6.9         6.9         1.43         0.89       11.51        N            08/31/98     1.20        9.7
ANDB                    8.2         8.2         2.29         1.16       14.67        N            08/31/98     0.38        9.2
DNFC                    5.6         5.5         1.34         0.71       12.86        N            08/31/98     0.50       12.0
CRSB                   11.5        11.0         1.16         2.13       26.04        N            08/31/98     0.64       11.7
PHBK                    7.4         6.2         1.30         1.20       16.11        N            08/31/98     0.68       11.9
HRZB                   15.4        15.4         1.09         1.53        9.74        N            08/31/98     0.02       12.6
HPBC                    8.7         8.7         1.86         1.57       15.76        N            08/31/98      -         11.4
WSFS                    6.2         6.1         1.31         1.09       18.58        N            08/31/98     1.12       11.6
NEIB                   13.0        13.0         1.42         1.18        8.55        N            08/31/98     0.41       11.1
JSB                    24.3        24.3         3.82         2.52       10.72        N            08/31/98     0.14        8.9
BVCC                    6.9         4.6         1.44         0.58        8.57        N            08/31/98     0.38       11.5
FFFD                   14.9        13.1         1.27         1.49        8.16        N            08/31/98     0.12       10.7
MWBX                    7.3         7.3         0.54         1.26       16.88        N            08/31/98     0.45       11.4
MWBI                    7.2         7.2         1.05         0.76       10.90        N            08/31/98     0.66       11.8
KSBK                    8.0         7.1         1.38         1.11       14.65        N            08/31/98     1.74       11.8
JXVL                   14.5        14.5         1.26         1.33        9.13        N            08/31/98      NA        11.7
FED                     6.0         6.0         1.29         0.68       12.49        N            08/31/98     0.84       10.2
NHTB                    8.1         7.2         1.27         0.86       11.02        N            08/31/98     1.00       11.3
ABCL                    8.7         8.7         1.47         0.89        9.76        N            08/31/98     0.13       13.1
HCFC                   13.9        13.9         1.02         1.29        6.93        N            08/31/98     0.59       11.1
FKFS                    6.5         6.5         1.07         0.67        9.87        N            08/31/98     1.21       10.3
WBST                    6.0         5.1         1.84         0.73       13.54        N            08/31/98     0.41       13.9
GDW                     7.5         7.5         6.80         1.00       14.59        N            08/31/98     0.97       10.6
IPSW                    5.6         5.6         1.04         1.18       21.92        N            08/31/98     0.80       12.1
FFES                    7.2         7.2         2.26         0.64        9.39        N            08/31/98     0.30       11.2
WFSL                   13.9        13.0         2.04         1.92       14.69        N            08/31/98     0.70       10.9
HIFS                    9.4         9.4         2.08         1.25       12.94        N            08/31/98     0.17       10.9
CFB                     7.3         6.5         2.00         0.95       14.11        N            08/31/98     0.78       11.5
HBS                    14.6        14.2         1.77         1.44        9.97        N            08/31/98     0.60       14.4
FLGS                    5.6         5.4         2.15         1.37       23.46        N            08/31/98     2.26        7.8
BNKU                    5.1         4.7         3.22         0.84       16.70        N            08/31/98     0.68       12.4
ITLA                   10.4        10.4         1.72         1.44       13.74        N            08/31/98     1.07        9.5
PVFC                    7.2         7.2         1.18         1.27       17.72        N            08/31/98     0.68       10.3
PFSB                    6.7         5.9         1.12         0.76       10.63        N            08/31/98     0.44        9.7
CBCI                   17.7        17.7         2.81         1.97       11.86        N            08/31/98     1.21       16.7
HTHR                    4.0         4.0         1.80         1.18       23.83        N            08/31/98     5.28        6.5
AABC                    7.9         7.9         1.10         1.24       15.11        N            08/31/98     0.08      103.9
CBSA                    3.9         3.4         2.03         0.54       15.00        N            08/31/98     0.49        7.4
LSBX                   12.1        12.1         2.00         2.55       24.90        N            08/31/98     0.24        6.9

Maximum                36.2        36.2         6.80         2.55       26.04                                  5.28      159.4
Minimum                 3.7         2.1         0.28         0.19        2.41                                  -           6.5
Average                11.8        11.5         1.10         0.93        8.68                                  0.54       19.1
Median                  9.9         9.7         0.99         0.87        7.67                                  0.40       16.7

SOURCE: SNL & F&C CALCULATIONS           20

FERGUSON & COMPANY          EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

                                      Core            Core
                       Core        Income/         Income/
                        EPS     Avg Assets      Avg Equity
                        ($)            (%)             (%)
Ticker             Mst RctQ       Mst RctQ        Mst RctQ
PWBK                   0.02           0.09            0.48
CNSB                   0.08           0.58            2.33
PBHC                   0.11           0.66            5.68
WAYN                   0.17           0.65            6.82
SRN                    0.13           0.57            3.25
ALLB                   0.16           0.75            7.05
PROV                   0.06           0.14            1.32
BKUNA                   -             0.02            0.49
FFDF                   0.12           0.69            2.96
CSBF                   0.12           0.77            3.34
PULB                   0.17           0.79            5.91
BANC                   0.11           0.53            8.91
FGHC                   0.10           1.15           14.40
FCB                    0.14           0.75            3.44
GSLA                   0.06           0.54            1.38
FBHC                   0.16           0.47            6.81
FTNB                   0.11           0.66            2.80
GTPS                   0.18           0.75            4.09
FLAG                   0.11           0.58            6.74
EFBI                   0.31           0.74            7.84
CFTP                   0.15           1.01            4.51
FFSX                   0.29           0.61            8.10
FLKY                   0.14           0.95            3.44
NSLB                   0.21           0.87            4.68
SCCB                   0.22           1.07            5.20
WCFB                   0.16           1.36            5.80
CMSV                   0.25           0.67            6.18
CNY                    0.14           0.29            3.59
SMBC                   0.22           0.89            5.45
PLSK                   0.12           0.51            4.39
PSFC                   0.14           0.85            3.90
LFED                   0.17           1.17            7.04
ANE                    0.13           0.54            6.88
SGVB                   0.17           0.43            5.41
JSBA                   0.16           0.53            5.53
FFFL                   0.22           0.43            6.73
AMFC                   0.16           0.49            3.68
PBCT                   0.23           0.66            7.00
FFBZ                   0.13           0.83           10.67
SZB                    0.07           0.15            1.49
NWSB                   0.11           0.83            9.59
CBES                   0.18           0.54            3.90
HWEN                   0.08           0.63            3.53
FLFC                   0.21           0.83           10.98
ABCW                   0.27           1.00           15.11
AHCI                   0.16           0.40            3.56
FTFC                   0.10           0.51            7.02
MFFC                   0.14           0.52            4.72
PBKB                   0.15           0.24            6.18
SOBI                   0.16           0.54            3.80
LXMO                   0.15           0.66            3.88
WHGB                   0.15           0.63            3.93
HBFW                   0.33           0.84            6.99
CMSB                   0.10           0.25            2.87
PEEK                   0.17           0.93            4.18
HHFC                   0.14           0.56            5.13
HMNF                   0.15           0.45            4.18
FFWD                   0.16           1.04            7.79
MRKF                   0.11           1.03            3.17
YFED                   0.21           0.64            7.30
CLAS                   0.16           0.58            3.83
OFCP                   0.30           0.81            9.91
QCSB                   0.48           1.63           16.30
MSBF                   0.22           1.32            7.89
PERM                   0.13           0.53            5.28
CFCP                   0.22           0.95           15.91
ESBK                   0.43           0.53            8.48
FAB                    0.18           0.44            4.61

SOURCE: SNL & F&C CALCULATIONS        21

FERGUSSON & COMPANY        EXHIBIT V - SELECTED PUBLICITY HELD THRIFTS
-------------------

                                     Core         Core
                        Core      Income/      Income/
                         EPS   Avg Assets   Avg Equity
                         ($)         (%)           (%)
Ticker              Mst RctQ    Mst RctQ      Mst RctQ
ALBC                    0.12        0.47          5.56
SSM                     0.16        1.07          4.02
CVAL                    0.31        0.82          9.54
FISB                    0.22        0.69          7.43
HFSA                    0.21        0.52          4.99
CASH                    0.31        0.81          7.82
DME                     0.14        0.31          5.11
CAFI                    0.15        0.84          8.49
IFSB                    0.43        0.82         10.87
LVSB                    0.33        0.98         10.06
COOP                    0.21        0.70          8.93
LSBI                    0.39        0.68          8.05
FBER                    0.23        0.71          5.93
FFDB                    0.15        0.83          8.49
OHSL                    0.20        0.80          7.44
CASB                    0.17        0.75         10.24
HZFS                    0.21        0.76          8.17
EMLD                    0.16        1.13         13.59
PFNC                    0.19        0.76         11.55
NMSB                    0.04        0.18          2.02
HRBF                    0.27        0.85          6.71
ASBP                    0.19        1.04          7.51
IWBK                    0.28        0.77         10.90
FDEF                    0.19        1.00          5.62
HFFB                    0.21        1.38          5.22
EFBC                    0.17        1.44          3.95
KYF                     0.16        0.96          5.56
PRBC                    0.19        0.45          4.65
FTSB                    0.20        1.16          7.30
ASBI                    0.24        0.83          7.02
GFCO                    0.30        0.93          9.91
PCBC                    0.26        0.92          4.94
THRD                    0.24        0.47          6.08
CFFC                    0.16        0.95          6.78
SFFC                    0.16        1.12          6.31
STFR                    0.58        0.69          9.03
GSFC                    0.17        1.60          4.52
MARN                    0.36        1.33          6.64
CFSB                    0.32        1.33         17.02
CIBI                    0.17        0.92          8.16
PFED                    0.24        1.08          5.35
DCBI                    0.23        1.41          5.76
TWIN                    0.18        0.80          6.29
GUPB                    0.21        0.87          7.00
FCBF                    0.37        1.09          7.52
WSB                     0.08        0.51          5.96
BFD                     0.24        0.50          6.25
LARK                    0.26        0.76          5.59
BKCT                    0.27        1.26         12.52
FFKY                    0.37        1.51         11.38
FFLC                    0.29        1.07          8.36
CEBK                    0.29        0.60          6.11
PDB                     0.13        1.14          6.96
HMLK                    0.21        0.79          5.04
FWWB                    0.29        0.98          7.44
WFI                     0.19        0.92         12.60
RARB                    0.40        0.96         12.80
MCBN                    0.07        0.33          4.01
PFDC                    0.30        1.32          8.86
ANA                     0.26        0.82          5.40
SCBS                    0.29        1.57          9.46
PSFI                    0.18        1.65          6.05
SOPN                    0.33        1.76          7.68
FFCH                    0.28        0.83         12.96
FFHS                    0.23        0.68          7.39
FFYF                    0.48        1.15          8.81
HOMF                    0.35        1.10         11.88
FFBH                    0.30        0.99          6.72


SOURCE: SNL & F&C CALCULATIONS         22

FERGUSON & COMPANY        EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------


                                    Core             Core
                   Core          Income/          Income/
                    EPS       Avg Assets       Avg Equity
                    ($)              (%)              (%)
Ticker         Mst RetQ         Mst RctQ         Mst RctQ
MFBC               0.29             0.65             5.57
CMRN               0.28             1.19             5.88
CRZY               0.19             1.12             4.73
PTRS               0.22             0.68             7.74
MASB               0.62             1.00             8.52
FNGB               0.17             0.91             8.31
AFBC               0.25             0.90             6.17
UFBS               0.23             0.68             8.70
TRIC               0.17             0.99             6.11
ESBF               0.26             0.63             8.83
HAVN               0.20             0.35             6.53
FBSI               0.19             0.99             7.18
BFSB               0.22             1.33             9.92
YFCB               0.20             0.59             5.10
FFOH               0.21             0.84             6.79
KFBI               0.25             0.93             6.51
FMCO               0.18             0.79            13.27
THR                0.21             0.67             4.94
MDBK               0.61             1.03            11.23
CATB               0.23             1.26             5.57
CKFB               0.22             1.12             5.21
FCME               0.19             0.65             6.88
INBI               0.29             1.47             9.14
METF               0.15             0.43            11.01
PBCI               0.37             1.10             8.52
PFFB               0.26             0.56             6.54
EQSB               0.38             0.58            11.33
FFWC               0.18             0.51             5.37
BDJI               0.28             0.80             7.48
ABBK               0.16             0.46             7.25
DCOM               0.31             0.94             8.01
LOGN               0.25             1.44             7.65
SVRN               0.23             0.77            13.84
HARL               0.52             0.95            14.49
NBN                0.26             0.96            12.11
FKKY               0.24             1.26             7.43
HFFC               0.26             0.86             8.67
FSTC               0.34             1.11            11.10
WVFC               0.27             1.29            11.52
RIVR               0.26             0.87             6.38
OCFC               0.22             0.81             5.91
BKC                0.42             1.22            14.64
PVSA               0.54             1.08            14.49
QCBC               0.31             0.82             9.30
HBNK               0.79             1.37            17.38
CNIT               0.27             0.76            10.30
FFIC               0.37             0.99             7.79
LARL               0.38             1.62            15.89
SKAN               0.27             0.61             8.92
MFLR               0.37             1.01            10.44
STSA               0.16             0.25             4.57
WEFC               0.28             1.12             7.63
BPLS               -                -                0.12
KNK                0.38             0.56             5.80
RELY               0.46             0.77             9.20
WRNB               0.18             1.57            14.64
MBLF               0.39             0.93             7.10
FSBI               0.34             0.70            10.04
FTF                0.47             1.73            11.49
MECH               0.47             1.06            10.97
DSL                0.40             0.77            10.05
MAFB               0.39             1.03            13.24
WAMU               0.66             0.97            18.15
HALL               0.22             0.62             8.02
CFNC               0.19             1.15             6.36
FFSL               0.27             0.87             9.15
QCFB               0.57             1.70             9.63
WSTR               0.31             0.70             6.44

SOURCE:  SNL & F&C CALCULATIONS       23

FERGUSON & COMPANY             EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

                                    Core        Core
                        Core     Income/     Income/
                         EPS  Avg Assets  Avg Equity
                         ($)         (%)         (%)
Ticker              Mst RctQ    Mst RctQ    Mst RctQ
FESX                    0.24        0.60        8.07
FMSB                    0.24        0.92       12.99
NWEQ                    0.36        1.22       10.40
CENB                    0.25        1.17        6.33
COFI                    0.50        1.33       17.87
FFHH                    0.24        0.66        6.31
FBBC                    0.33        1.10       10.27
GAF                     0.24        0.82        5.99
TSH                     0.30        0.96        6.91
SFIN                    0.24        0.62        6.23
GPT                     0.54        1.21       12.57
PHFC                    0.27        0.55        7.81
SPBC                    0.34        1.02       10.75
ASFC                    0.77        0.76        9.25
RSLN                    0.30        1.24        7.79
EBSI                    0.45        0.95       14.68
ANDB                    0.76        1.49       18.75
DNFC                    0.34        0.71       12.47
CRSB                    0.30        2.22       19.82
PHBK                    0.33        1.26       16.82
HRZB                    0.26        1.47        9.55
HPBC                    0.49        1.45       16.38
WSFS                    0.34        1.12       18.11
NEIB                    0.38        1.16        8.82
JSB                     1.27        3.31       13.90
BVCC                    0.37        0.58        7.96
FFFD                    0.35        1.35        8.79
MWBX                    0.14        1.23       16.28
MWBI                    0.26        0.73       10.41
KSBK                    0.34        1.11       14.16
JXVL                    0.31        1.26        8.64
FED                     0.36        0.78       13.29
NHTB                    0.32        0.86       10.76
ABCL                    0.32        0.80        8.86
HCFC                    0.26        1.24        7.64
FKFS                    0.29        0.68       10.30
WBST                    0.37        0.61       11.10
GDW                     1.80        1.06       14.58
IPSW                    0.24        1.03       19.19
FFES                    0.56        0.64        9.08
WFSL                    0.52        1.98       14.34
HIFS                    0.53        1.22       12.77
CFB                     0.48        0.89       12.87
HBS                     0.33        1.09        7.38
FLGS                    0.73        1.49       29.40
BNKU                    0.67        0.66       13.09
ITLA                    0.46        1.45       13.92
PVFC                    0.29        1.18       16.34
PFSB                    0.28        0.72       10.28
CBCI                    0.40        1.12        6.39
HTHR                    0.56        1.17       27.46
AABC                    0.02        0.10        1.25
CBSA                    0.51        0.54       14.16
LSBX                    0.40        2.10       18.14

Maximum                 1.80        3.31       29.40
Minimum                 -           -           0.12
Average                 0.28        0.89        8.46
Median                  0.24        0.84        7.58



SOURCE:  SNL & F&C CALCULATIONS       24

FERGUSON & COMPANY       EXHIBIT VI - COMPARATIVE GROUP PRICE CHANGES
------------------

                                                                                Total            AUGUST 31, 1998
                                                                                           ----------------------------
                                                                               Assets            Stock        Market
                                                                               ($000)            Price         Value
Ticker         Short Name                     City            State              MRQ               ($)          ($M)
CKFB           CKF Bancorp Inc.               Danville        KY               62,759           15.000         12.65
HBBI (1)       Home Building Bancorp          Washington      IN               44,662           20.000          6.23
HCFC (2)       Home City Financial Corp.      Springfield     OH               78,042           11.500          10.4
LONF (1)       London Financial Corp.         London          OH               36,502           15.500          7.43
MIVI (1)       Mississippi View Holding Co.   Little Falls    MN               66,070           17.870         10.22
NSLB           NS&L Bancorp Inc.              Neosho          MO               62,648           16.250         10.55
PWBK (3)       Pennwood Bancorp Inc.          Pittsburgh      PA               46,080           12.750          8.89
SOBI           Sobieski Bancorp Inc.          South Bend      IN               89,848           14.500         11.34
SSB            Scotland Bancorp Inc.          Laurinburg      NC               61,082           10.750         20.57
USAB (4)       USABancshares, Inc.            Philadelphia    PA              134,688            8.500         17.02

Maximum                                                                       134,688           20.000         20.57
Minimum                                                                        36,502            8.500          6.23
Average                                                                        68,238           14.262         11.53
Median                                                                         62,704           14.750         10.48


ADJUSTED(5)
-----------
Maximum                                                                       134,688           20.000         17.02
Minimum                                                                        36,502            8.500          6.23
Average                                                                        69,033           14.652         10.53
Median                                                                         62,759           15.000         10.40

               (1) Switched from Nasdaq to Pink Sheets between original appraisal and update.
               (2) Adjusted February 27, 1998 price and market value for $3.50 per share dividend to holders of record May 27.
               (3) Adjusted February 27, 1998 per share price for 4 for 3 dividend to holders of record May 1.
               (4) Adjusted February 27, 1998 total market value for stock issue of 769,231 shares sold between original appraisal date and update.
               (5) Without SSB, which has executed a merger agreement.

FERGUSON & COMPANY       EXHIBIT VI - COMPARATIVE GROUP PRICE CHANGES

                                                          8-31-98 VS. 7-24-98     7-24-98 VS. 2-27-98
                                                        ----------------------  ----------------------
              JULY 24, 1998        FEBRUARY 27, 1998     INCREASE (DECREASE)     INCREASE (DECREASE)
             ----------------     -------------------   ----------------------  ----------------------
              Stock   Market       Stock     Market       Stock      Market       Stock       Market
              Price   Value        Price     Value        Price      Value        Price       Value
Ticker          ($)     ($M)          ($)      ($M)         (%)         (%)         (%)          (%)
CKFB         19.375    16.34       19.500     16.91      -22.6%      -22.6%       -0.6%        -3.4%
HBBI (1)     20.000     5.84       22.625      7.05        0.0%        6.7%      -11.6%       -17.2%
HCFC (2)     15.250    13.79       15.125     13.68      -24.6%      -24.6%        0.8%         0.8%
LONF (1)     15.250     7.78       14.875      7.59        1.6%       -4.5%        2.5%         2.5%
MIVI (1)     19.750    14.55       18.375     13.60       -9.5%      -29.8%        7.5%         7.0%
NSLB         18.313    12.56       17.375     12.26      -11.3%      -16.0%        5.4%         2.4%
PWBK (3)     12.250     8.99       16.500     12.11        4.1%       -1.1%      -25.8%       -25.8%
SOBI         18.500    14.47       20.500     16.07      -21.6%      -21.6%       -9.8%       -10.0%
SSB           9.125    17.46       10.125     19.38       17.8%       17.8%       -9.9%        -9.9%
USAB (4)     16.625    24.97       10.500     15.77      -48.9%      -31.8%       58.3%        58.3%

Maximum      20.000    24.97       22.625     19.38       17.8%       17.8%       58.3%        58.3%
Minimum       9.125     5.84       10.125      7.05      -48.9%      -31.8%      -25.8%       -25.8%
Average      16.444    13.68       16.550     13.44      -11.5%      -12.8%        1.7%         0.5%
Median       17.469    14.13       16.938     13.64      -10.4%      -18.8%        0.1%        -1.3%

ADJUSTED(5)
-----------
Maximum      20.000    24.97       22.625     16.91        4.1%        6.7%       58.3%        58.3%
Minimum      12.250     5.84       10.500      7.05      -48.9%      -31.8%      -25.8%       -25.8%
Average      17.257    13.25       17.264     12.78      -14.7%      -16.1%        3.0%         1.6%
Median       18.313    13.79       17.375     13.60      -11.3%      -21.6%        0.8%         0.8%

SOURCE: SNL & F&C CALCULATIONS        26

FERGUSON & COMPANY      EXHIBIT VII - PRO FORMA COMPARISONS
------------------
                          NORTHFIELD FEDERAL SAVINGS

AS OF AUGUST 31, 1998

Ticker    Name                               Price    Mk Value      PE      P/Book   P/TBook   P/Assets  Div Yld     Assets
                                              ($)      ($Mil)      (X)       (%)       (%)       (%)       (%)       ($000)
          NORTHFIELD FEDERAL
          ------------------
          Before Conversion                     N/A        N/A       N/A       N/A       N/A        N/A      N/A      38,987
          Pro Forma Supermaximum             10.000       5.03      12.6      70.9      70.9       11.7     2.00      42,987
          Pro Forma Maximum                  10.000       4.37      11.3      67.0      67.0       10.3     2.00      42,423
          Pro Forma Midpoint                 10.000       3.80      10.1      63.0      63.0        9.1     2.00      41,931
          Pro Forma Minimum                  10.000       3.23       8.9      58.3      58.3        7.8     2.00      41,440

          COMPARATIVE GROUP
          -----------------
          Averages                           14.262      11.53      23.2     111.0     111.2       18.2     2.00      68,238
          Medians                            14.750      10.48      22.1      99.8     100.1       17.6     2.03      62,704

          MARYLAND THRIFTS
          ----------------
          Averages                           15.000      37.04      19.6     125.2     125.2       14.1     1.61     258,160
          Medians                            16.000      30.28      19.0     112.9     112.9       11.6     1.91     273,549

          MID-ATLANTIC REGION THRIFTS
          ---------------------------
          Averages                           17.722     227.29      17.6     136.6     146.4       13.5     1.86  1 ,877,742
          Medians                            15.376      64.75      15.5     120.8     128.6       12.3     1.91     430,989

          ALL PUBLIC THRIFTS
          ------------------
          Averages                           17.347     210.78      17.6     133.2     139.9       14.8     2.00  1 ,739,889
          Medians                            15.563      48.03      16.2     120.2     125.8       14.0     2.14     373,915

          COMPARATIVE GROUP
          -----------------
CKFB      CKFBancorp-KY                      15.000      12.65      15.0      86.8      86.8       20.2     3.60      62,759
HBBI      HomeBldngBncp-IN                   20.000       6.23      19.6      95.0      95.0       13.1     1.50      44,662
HCFC      HomeCityFinl-OH                    11.500      10.40      11.3      96.1      96.1       13.3     3.13      78,042
LONF      LondonFinlCorp-OH                  15.500       7.43      23.1     153.9     153.9       22.5     1.55      36,502
MIVI      MissViewHldgCo-MN                  17.870      10.22      21.1     125.6     125.6       17.4     0.90      66,070
NSLB      NS&LBancorp-MO                     16.250      10.55      25.0      96.3      97.0       17.8     3.08      62,648
PWBK      PennwoodBancorp-PA                 12.750       8.89      34.5     103.3     103.3       19.3     2.20      46,080
SOBI      SobieskiBancorp-IN                 14.500      11.34      22.7      81.3      81.3       12.3     2.21      89,848
SSB       ScotlandBancorp-NC                 10.750      20.57      21.5     135.1     135.1       33.7     1.86      61,082
USAB      USABancshares-PA                    8.500      17.02      38.6     136.9     137.8       12.6      -       134,688

FERGUSON & COMPANY       EXHIBIT VII - PRO FORMA COMPARISONS
------------------

                          NORTHFIELD FEDERAL SAVINGS

AS OF AUGUST 31, 1998

Ticker    Name                               Eq/A     TEq/A     EPS      ROAA    ROAE
                                             (%)       (%)      ($)      (%)     (%)
          NORTHFIELD FEDERAL
          ------------------
          Before Conversion                   7.9       7.9     N/A      0.86    10.43
          Pro Forma Supermaximum             16.5      16.5    0.80      1.00     5.72
          Pro Forma Maximum                  15.4      15.4    0.89      0.98     6.03
          Pro Forma Midpoint                 14.4      14.4    0.99      0.96     6.33
          Pro Forma Minimum                  13.4      13.4    1.13      0.94     6.70

          COMPARATIVE GROUP
          -----------------
          Averages                           15.9      15.9    0.71      0.91     5.34
          Medians                            14.0      14.0    0.70      0.84     5.52

          MARYLAND THRIFTS
          ----------------
          Averages                           11.6      11.6    0.81      0.74     7.03
          Medians                            12.6      12.6    0.66      0.66     5.92

          MID-ATLANTIC REGION THRIFTS
          ---------------------------
          Averages                           10.2       9.7    1.11      0.85     8.78
          Medians                             9.3       8.5    1.03      0.76     8.03

          ALL PUBLIC THRIFTS
          ------------------
          Averages                           11.8      11.5    1.10      0.93     8.68
          Medians                             9.9       9.7    0.99      0.87     7.67

          COMPARATIVE GROUP
          -----------------
CKFB      CKFBancorp-KY                      21.6      21.6    1.00      1.34     5.97
HBBI      HomeBldngBncp-IN                   13.8      13.8    1.02      0.70     5.07
HCFC      HomeCityFinl-OH                    13.9      13.9    1.02      1.29     6.93
LONF      LondonFinlCorp-OH                  13.2      13.2    0.74      0.95     5.87
MIVI      MissViewHldgCo-MN                  12.3      12.3    0.95      1.02     6.32
NSLB      NS&LBancorp-MO                     18.5      18.4    0.65      0.67     3.48
PWBK      PennwoodBancorp-PA                 17.3      17.3    0.37      0.53     2.91
SOBI      SobieskiBancorp-IN                 14.1      14.1    0.64      0.57     3.89
SSB       ScotlandBancorp-NC                 24.9      24.9    0.50      1.33     5.17
USAB      USABancshares-PA                    9.7       9.7    0.22      0.73     7.79

               Note: Stock prices are closing prices or last trade. Pro forma calculations for Northfield are based on sales at $10 a share with a minimum of $3,230,000, midpoint of $3,800,000, maximum of $4,370,000, and supermaximum of $5,025,500.
               SOURCES: NORTHFIELD FSB'S AUDITED AND UNAUDITED FINANCIAL STATEMENTS, SNL SECURITIES, AND F&C CALCULATIONS.

FERGUSON & COMPANY                          EXHIBIT VIII
------------------
                                     COMPARISON OF PRICING RATIOS

                                                                             GROUP                        PERCENT PREMIUM
                                                NORTHFIELD                COMPARED TO                    (DISCOUNT) VERSUS
                                                                -------------------------------   -------------------------------
                                                  FEDERAL           AVERAGE         MEDIAN            AVERAGE         MEDIAN
                                              ---------------   --------------- ---------------   --------------- ---------------
COMPARISON OF PE RATIO AT
  MIDPOINT TO:
----------------------------------------
Comparative group                                       10.1              23.2            22.1             (56.5)          (54.3)
Maryland thrifts                                        10.1              19.6            19.0             (48.5)          (46.8)
Mid-Atlantic Region thrifts                             10.1              17.6            15.5             (42.6)          (34.8)
All public thrifts                                      10.1              17.6            16.2             (42.6)          (37.7)
Recent conversions                                      10.1              17.2            17.5             (41.3)          (42.3)
Recent pink sheet conversions                           10.1              18.5            17.6             (45.4)          (42.6)

COMPARISON OF PE RATIO AT
  MAXIMUM TO:
-----------------------------------------
Comparative group                                       11.3              23.2            22.1             (51.3)          (48.9)
Maryland thrifts                                        11.3              19.6            19.0             (42.3)          (40.5)
Mid-Atlantic Region thrifts                             11.3              17.6            15.5             (35.8)          (27.1)
All public thrifts                                      11.3              17.6            16.2             (35.8)          (30.2)
Recent conversions                                      11.3              17.2            17.5             (34.3)          (35.4)
Recent pink sheet conversions                           11.3              18.5            17.6             (38.9)          (35.8)

COMPARISON OF PE RATIO AT
  SUPERMAXIMUM TO:
-----------------------------------------
Comparative group                                       12.6              23.2            22.1             (45.7)          (43.0)
Maryland thrifts                                        12.6              19.6            19.0             (35.7)          (33.7)
Mid-Atlantic Region thrifts                             12.6              17.6            15.5             (28.4)          (18.7)
All public thrifts                                      12.6              17.6            16.2             (28.4)          (22.2)
Recent conversions                                      12.6              17.2            17.5             (26.7)          (28.0)
Recent pink sheet conversions                           12.6              18.5            17.6             (31.9)          (28.4)

COMPARISON OF PB RATIO AT
MIDPOINT TO:
--------------------------------------------
Comparative group                                       63.0             111.0            99.8             (43.2)          (36.9)
Maryland thrifts                                        63.0             125.2           112.9             (49.7)          (44.2)
Mid-Atlantic Region thrifts                             63.0             136.6           120.8             (53.9)          (47.8)
All public thrifts                                      63.0             133.2           120.2             (52.7)          (47.6)
Recent conversions                                      63.0              77.0            77.5             (18.2)          (18.7)
Recent pink sheet conversions                           63.0              73.5            73.7             (14.3)          (14.5)

COMPARISON OF PB RATIO AT
  MAXIMUM TO:
-----------------------------------------
Comparative group                                       67.0             111.0            99.8             (39.6)          (32.9)
Maryland thrifts                                        67.0             125.2           112.9             (46.5)          (40.7)
Mid-Atlantic Region thrifts                             67.0             136.6           120.8             (51.0)          (44.5)
All public thrifts                                      67.0             133.2           120.2             (49.7)          (44.3)
Recent conversions                                      67.0              77.0            77.5             (13.0)          (13.5)
Recent pink sheet conversions                           67.0              73.5            73.7              (8.8)           (9.1)

COMPARISON OF PB RATIO AT
  SUPERMAXIMUM TO:
-----------------------------------------
Comparative group                                       70.9             111.0            99.8             (36.1)          (29.0)
Maryland thrifts                                        70.9             125.2           112.9             (43.4)          (37.2)
Mid-Atlantic Region thrifts                             70.9             136.6           120.8             (48.1)          (41.3)
All public thrifts                                      70.9             133.2           120.2             (46.8)          (41.0)
Recent conversions                                      70.9              77.0            77.5              (7.9)           (8.5)
Recent pink sheet conversions                           70.9              73.5            73.7              (3.5)           (3.8)

SOURCE: SNL & F&C CALCULATIONS          29

FERGUSON & COMPANY                EXHIBIT LX
------------------
                             PRO FORMA ASSUMPTIONS

1. Net proceeds from the conversion were invested at the beginning of the period at 5.4%, which was the approximate rate on the one-year treasury bill on June 30, 1998. This rate was selected because it is considered more representative of the rate the Bank is likely to earn.

2. Northfield's ESOP will acquire 8% of the conversion stock with loan proceeds obtained from the Holding Company; therefore, there will be no interest expense. We assumed that the ESOP expense is 1/12 annually of the initial purchase.

3. Northfield's RP will acquire 4% of the stock through open market purchases at $10 per share and the expense is recognized ratably over five years as the shares vest.

4. All pro forma income and expense items are adjusted for income taxes at a combined state and federal rate of 38.0%.

5. In calculating the pro forma adjustments to net worth, the ESOP and RP are deducted in accordance with generally accepted accounting principles.

6. Earnings per share ("EPS") calculations have ignored AICPA SOP 93-6. Calculating EPS under SOP 93-6 and assuming 1/12 of the ESOP shares are committed to be released and allocated to the individual accounts at the beginning of the period would yield EPS of $1.22, $1.07, $.96, and $.86, and price to earnings ratios of 8.2, 9.3, 10.4, and 11.6, at the minimum, midpoint, maximum, and supermaximum of the range, respectively.

FERGUSON & COMPANY

                                  EXHIBIT IX
                    PROFORMA EFFECT OF CONVERSION PROCEEDS
               AT THE MINIMUM OF THE CONVERSION VALUATION RANGE
                     VALUATION DATE AS OF AUGUST 31, 1998

NORTHFIELD FEDERAL SAVINGS
--------------------------------------------------------------------------------
1.   Conversion Proceeds
     Pro Forma Market Value                                    $     3,230,000
     Less:  Estimated Expenses                                        (389,000)
                                                               ----------------
     Net Conversion Proceeds                                   $     2,841,000

2.   Estimated Additional Income From Conversion Proceeds
     Net Conversion Proceeds                                   $     2,841,000
     Less:  ESOP Contributions                                        (258,400)
            RP Contributions                                          (129,200)
                                                               ----------------
     Net Conversion Proceeds after ESOP & RP                   $     2,453,400
     Estimated Incremental Rate of Return(1)                              3.35%
                                                               ----------------
     Estimated Additional Income                               $        82,140
     Less:  ESOP Expense                                               (13,351)
            RP Expense                                                 (16,021)
                                                               ----------------
                                                               $        52,768
                                                               ================

Pro Forma Calculations

                               Before           Conversion            After
Period                       Conversion          Results            Conversion
                            ----------------------------------------------------
Pro Forma Earnings
Twelve Months Ended
June 30, 1998               $    312,000       $     52,768       $    364,768

Pro Forma Net Worth
June 30, 1998               $  3,087,000       $  2,453,400       $  5,540,400

Pro Forma Net Assets
June 30, 1998               $ 38,987,000       $  2,453,400       $ 41,440,400


(1) Assumes Proceeds can be reinvested at 5.4 percent and earnings at a rate of
    38.0 percent.

FERGUSON & COMPANY
------------------

                                  EXHIBIT IX
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE MIDPOINT OF THE CONVERSION VALUATION RANGE
                     VALUATION DATE AS OF AUGUST 31, 1998

NORTHFIELD FEDERAL SAVINGS
-------------------------------------------------------------------
1.  Conversion Proceeds
    Pro Forma Market Valuation                                          $ 3,800,000
    Less:  Estimated Expenses                                              (400,000)
                                                                       -------------
    Net Conversion Proceeds                                             $ 3,400,000

2.  Estimated Additional Income From Conversion Proceeds
    Net Conversion Proceeds                                             $ 3,400,000
    Less:  ESOP Contributions                                              (304,000)
           RP Contributions                                                (152,000)
                                                                       -------------
    Net Conversion Proceeds after ESOP & RP                             $ 2,944,000
    Estimated Incremental Rate of Return(1)                                    3.35%
                                                                       -------------
    Estimated Additional Income                                            $ 98,565
    Less:  ESOP Expense                                                     (15,707)
           RP Expense                                                       (18,848)
                                                                       -------------
                                                                           $ 64,010
                                                                       -------------

3.  Pro Forma Calculations

                                         Before              Conversion              After
Period                                 Conversion             Results             Conversion
                                  ----------------------------------------------------------------
a.  Pro Forma Earnings
    Twelve Months Ended
    June 30, 1998                 $        312,000           $          64,010    $        376,010

b.  Pro Forma Net Worth
    June 30, 1998                 $      3,087,000           $       2,944,000     $      6,031,000

c.  Pro Forma Net Assets
    June 30, 1998                 $     38,987,000           $       2,944,000     $     41,931,000

(1) Assumes Proceeds can be reinvested at 5.4 percent and earnings taxed at a rate of 38.0 percent.

FERGUSON & COMPANY
------------------


                                  EXHIBIT IX
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE MAXIMUM OF THE CONVERSION VALUATION RANGE
                     VALUATION DATE AS OF AUGUST 31, 1998

NORTHFIELD FEDERAL SAVINGS
----------------------------------------------------------------------------------
1.    Conversion Proceeds
      Pro Forma Market Valuation                                                           $ 4,370,000
      Less:  Estimated Expenses                                                               (410,000)
                                                                                  ---------------------
      Net Conversion Proceeds                                                              $ 3,960,000

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                                              $ 3,960,000
      Less:  ESOP Contributions                                                               (349,600)
                  RP Contributions                                                            (174,800)
                                                                                  ---------------------
      Net Conversion Proceeds after ESOP & RP                                              $ 3,435,600
      Estimated Incremental Rate of Return(1)                                                     3.35%
                                                                                  ---------------------
      Estimated Additional Income                                                            $ 115,024
      Less:  ESOP Expense                                                                      (18,063)
                  RP Expense                                                                   (21,675)
                                                                                  ---------------------
                                                                                              $ 75,286
                                                                                  ---------------------

3.    Pro Forma Calculations

                                              Before              Conversion              After
      Period                                Conversion             Results             Conversion
                                        ---------------------------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      June 30, 1998                     $         312,000    $          75,286     $         387,286

b.    Pro Forma Net Worth
      June 30, 1998                     $       3,087,000    $       3,435,600     $       6,522,600

c.    Pro Forma Net Assets
      June 30, 1998                     $      38,987,000    $       3,435,600     $      42,422,600

(1) Assumes Proceeds can be reinvested at 5.4 percent and earnings taxed at a rate of 38.0 percent.

FERGUSON & COMPANY
------------------

                                  EXHIBIT IX
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE SUPERMAX OF THE CONVERSION VALUATION RANGE
                     VALUATION DATE AS OF AUGUST 31, 1998

NORTHFIELD FEDERAL SAVINGS
----------------------------------------------------------------------------------
1.    Conversion Proceeds
      Pro Forma Market Valuation                                                   $         5,025,500
      Less:  Estimated Expenses                                                               (422,000)
                                                                                  ---------------------
      Net Conversion Proceeds                                                      $         4,603,500

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                                      $         4,603,500
      Less:  ESOP Contributions                                                               (402,040)
                  RP Contributions                                                            (201,020)
                                                                                  ---------------------
      Net Conversion Proceeds after ESOP & RP                                      $         4,000,440
      Estimated Incremental Rate of Return(1)                                                     3.35%
                                                                                  ---------------------
      Estimated Additional Income                                                  $           133,935
      Less:  ESOP Expense                                                                      (20,772)
                  RP Expense                                                                   (24,926)
                                                                                  ---------------------
                                                                                   $            88,236
                                                                                  ---------------------


3.    Pro Forma Calculations

                                              Before              Conversion              After
      Period                                Conversion             Results             Conversion
                                       ----------------------------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      June 30, 1998                     $        312,000       $        88,236      $        400,236

b.    Pro Forma Net Worth
      June 30, 1998                     $      3,087,000       $     4,000,440      $      7,087,440

c.    Pro Forma Net Assets
      June 30, 1998                     $     38,987,000       $     4,000,440      $     42,987,440


(1) Assumes Proceeds can be reinvested at 5.4 percent and earnings taxed at a rate of 38.0 percent.

FERGUSON & COMPANY
------------------

                                 EXHIBIT IX
                          PRO FORMA ANALYSIS SHEET

Name of Association:         NORTHFIELD FEDERAL SAVINGS
Date of Market Prices:       August 31, 1998                                             Maryland Publicly         All Publicly
                                                                Comparatives                Held Thrifts           Held Thrifts
                                                                ------------                ------------           ------------
                               Symbols      Value           Mean           Median         Mean      Median       Mean       Median
                             ------------------------       ----           ------         ----      ------       ----       ------
Price-Earnings Ratio             P/E
--------------------
   Last Twelve Months                        N/A
   At Minimum of Range                       8.9
                                         -------------------------------------------------------------------------------------------
   At Midpoint of Range                     10.1             23.2           22.1          19.6        19.0        17.6       16.2
                                         -------------------------------------------------------------------------------------------
   At Maximum of Range                      11.3
   At Supermax of Range                     12.6

Price-Book Ratio                 P/B
----------------
   At Minimum of Range                      58.3%
                                         -------------------------------------------------------------------------------------------
   At Midpoint of Range                     63.0%           111.0           99.8         125.2       112.9       133.2      120.2
                                         -------------------------------------------------------------------------------------------
   At Maximum of Range                      67.0%
   At Supermax of Range                     70.9%

Price-Asset Ratio                P/A
-----------------
   At Minimum of Range                      7.8%
                                         -------------------------------------------------------------------------------------------
   At Midpoint of Range                     9.1%             18.2           17.6          14.1        11.6        14.8       14.0
                                         -------------------------------------------------------------------------------------------
   At Maximum of Range                      10.3%
   At Supermax of Range                     11.7%

Twelve Mo. Earnings Base          Y                       $    312,000
   Period Ended  June 30, 1998

Book Value                        B                       $  3,087,000
   As of  June 30, 1998

Total Assets                      A                       $ 38,987,000
   As of  June 30, 1998

Return on Money (1)               R                              3.35%

Conversion Expense                X                       $    400,000
Underwriting Commission           C                              0.00%
Percentage Underwritten           S                              0.00%
Estimated Dividend
   Dollar Amount                 DA                       $     76,000
   Yield                         DY                              2.00%
ESOP Contributions                P                       $    304,000
RP Contributions                  I                       $    152,000
ESOP Annual Expense               E                       $     15,707
RP Annual Contributions           M                       $     18,848
Cost of ESOP Borrowings           F                              0.00%

(1) Assumes Proceeds can be reinvested at 5.4 percent and earnings taxed at a rate of 38.0 percent.

FERGUSON & COMPANY
------------------

                                 EXHIBIT IX
                          PRO FORMA ANALYSIS SHEET


Calculation of Estimated Value (V) at Midpoint Value

1.             V=                 P/A(A-X-P-I)                   $ 3,800,000
                             ------------------------
                                 1-P/A(1-(CxS))

2.             V=                 P/B(B-X-P-I)                   $ 3,800,000
                             ------------------------
                                 1-P/B(1-(CxX))

3.             V=            P/E(Y-R(X+P+I)-(E+M))               $ 3,800,000
                             --------------------------------
                                1-P/E(R(1-(CxX))

                                       Value
         Estimated Value             Per Share           Total Shares                    Date
     ------------------------      ------------        ----------------         -----------------------
           $3,800,000                 $10.00               380,000                  August 31, 1998

Range of Value
$3.8 million x 1.15 = $4.370 million or 437,000 shares at $10.00 per share $3.8 million x 0.85 = $3.230 million or 323,000 shares at $10.00 per share